UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

Wizard Entertainment, Inc.

(Name of Registrant as Specified In Its Charter)

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[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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WIZARD ENTERTAINMENT, INC.

662 N. Sepulveda Blvd., Suite 300

Los Angeles, CA 90049

(310) 648-8410

[__], 2018

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

On [__], 2018, the board of directors of Wizard Entertainment, Inc. (“Wizard”, the “Company” or “we”) and stockholders holding a majority of Wizard’s voting power took action (an “Action” or the “Actions”) by written consent in lieu of meeting (the “Written Consent”) to:

1.	Elect five directors to serve until the next annual meeting or until each of their successors are elected and qualified.
2.	Ratify our the appointment of MaughanSullivan LLC as our independent certified public accountants for the year ending December 31, 2018.
3.	Authorize our Board of Directors (the “Board”) to amend and restate our Certificate of Incorporation as set forth in the form attached hereto as Exhibit A (the “Restated Certificate”) to, among other things:

a.	Add or amend various provisions to update the Restated Certificate, some of which may have an anti-takeover effect;
b.	Designate shares of the Company’s authorized preferred stock as Series A Preferred Stock (the “Preferred Stock”) to be exchanged for the Company’s outstanding convertible notes, which will increase the Company’s stockholders equity; and
c.	Effect a consolidation otherwise known as a reverse stock split (the “Consolidation”), of the outstanding shares of our common stock at a ratio of not less than 1:[__] and not more than 1:[__] as determined by our Board prior to December 31, 2018, to facilitate trading in the Company common stock.

4.	Approve and ratify the 2016 Incentive Stock Award Plan as set forth in the form attached hereto as Exhibit C.

In connection with the Restated Certificate, our Board also approved the Amended and Restated Bylaws substantially in the form attached hereto as Exhibit B (the “Restated Bylaws”), to be effective upon the filing of the Restated Certificate with the Secretary of State of the State of Delaware.

Only stockholders of record at the close of business on [__], 2018 are entitled to receive this Notice and the accompanying Information Statement. Because the Actions have been approved by the holders of the required majority of the voting power of our voting stock, no proxies were or are being solicited. The Actions will not be effected until at least 20 calendar days after the mailing of the Information Statement accompanying this Notice. The Restated Certificate will become effective, if at all, at a date determined by our Board in its sole discretion, but in no event later than December 31, 2018, upon filing with the Secretary of State of Delaware.

Please read the accompanying Information Statement carefully. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “Commission”). These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may be obtained from the Commission at prescribed rates. The Commission also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained on the Commission’s website at www.sec.gov.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS: NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN, AND NO PROXY OR VOTE IS SOLICITED BY THIS NOTICE. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ACTIONS, DESCRIBED MORE SPECIFICALLY BELOW, HAVE ALREADY BEEN APPROVED BY WRITTEN CONSENT OF HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF COMMON STOCK OF THE COMPANY. A VOTE OF THE REMAINING SHAREHOLDERS IS NOT NECESSARY.

By Order of our Board of Directors,

John D. Maatta
Chief Executive Officer
Los Angeles, California
______________, 2018

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Wizard Entertainment, Inc.
662 N. Sepulveda Blvd., Suite 300

Los Angeles, CA 90049

(310) 648-8410

INFORMATION STATEMENT REGARDING ACTION TAKEN BY WRITTEN CONSENT OF MAJORITY OF STOCKHOLDERS IN LIEU OF A SPECIAL MEETING

On [__], 2018, the board of directors of Wizard Entertainment, Inc. (“Wizard”, the “Company” or “we”) and stockholders holding a majority of Wizard’s voting power took action (an “Action” or the “Actions”) by written consent in lieu of meeting (the “Written Consent”) to:

1.	Elect five directors to serve until the next annual meeting or until each of their successors are elected and qualified.
2.	Ratify our the appointment of MaughanSullivan LLC as our independent certified public accountants for the year ending December 31, 2018.
3.	Authorize our Board of Directors (the “Board”) to amend and restate our Certificate of Incorporation as set forth in in the form attached hereto as Exhibit A (the “Restated Certificate”) to, among other things:

a.	Add or amend various provisions to update the Restated Certificate, some of which may have an anti-takeover effect;
b.	Designate shares of the Company’s authorized preferred stock as Series A Preferred Stock (the “Preferred Stock”) to be exchanged for the Company’s outstanding convertible notes, which will increase the Company’s stockholders equity; and
c.	Effect a consolidation otherwise known as a reverse stock split (the “Consolidation”), of the outstanding shares of our common stock at a ratio of not less than 1:[__] and not more than 1:[__] as determined by our Board prior to December 31, 2018, to facilitate trading in the Company common stock.

4.	Approve and ratify the 2016 Incentive Stock Award Plan (the “2016 Plan”).

In connection with the Restated Certificate, our Board also approved the Amended and Restated Bylaws substantially in the form attached hereto as Exhibit B (the “Restated Bylaws”), to be effective upon the filing of the Restated Certificate with the Secretary of State of the State of Delaware.

Pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulation 14C promulgated thereunder, the Notice of Stockholder Action by Written Consent (the “Notice”) and this Information Statement will be sent or given on or about [__], 2018, to our stockholders of record, as of [__], 2018 (the “Record Date”). This Information Statement is being circulated to advise stockholders of Actions already approved and taken without a meeting by Written Consent of stockholders who hold a majority of the voting power of our voting stock.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. This Information Statement is furnished only to inform our stockholders of the approval of the Actions by Written Consent before they take place in accordance with Rule 14c-2 of the Exchange Act.

Vote Required and Information on Approving Stockholders

We are not seeking consents, authorizations, or proxies from you.

As of September 25, 2018, the date we received the Written Consent, the Company had [__] shares of Common Stock issued and outstanding and entitled to vote, which for voting purposes are entitled to one vote per share. On [__], 2018, the following consenting stockholders owning a total of [__] shares of our Common Stock, which collectively represented [__]% of the total number of voting shares outstanding on such date (collectively, the “Approving Stockholders”), delivered the executed Written Consent authorizing and approving the Restated Certificate. The Approving Stockholders’ names, affiliation with the Company and holdings are as follows:

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Name	Affiliation with the Company[1]	Shares of Common Stock	Percentage of Voting Shares

Paul Kessler	Executive Chairman Bristol Investment Fund, Ltd Bristol Capital, LLC Bristol Capital Advisors Profit Sharing Plan

Basis for Majority Written Consent

The elimination of the need for an annual meeting of stockholders to approve the Actions described herein is made possible by Section 228 of the Delaware General Corporation Law (the “DGCL”), which provides in general that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if a written consent of such action is signed by the stockholders holding at least a majority of the voting power required to take such action. Neither our certificate of incorporation nor our bylaws prohibit stockholders from taking such action.

Effective Dates

The Board elections, accountant ratification and 2016 Plan ratification will become effective without further action on [__], 2018, 21 calendar days after this Information Statement is first sent to our stockholders. The Restated Certificate will become effective when and if it is filed with the Secretary of State of the State of Delaware. We will not make such filing until on or after [__], 2018, the date that is 21 calendar days after this Information Statement is first sent to our stockholders. Thereafter, our Board will have discretion when, and whether, to file the Restated Certificate, but in no event may the Restated Certificate be filed after [__], 2018.

No Dissenters’ Rights

Under the DGCL, our stockholders are not entitled to dissenters’ rights with respect to the Actions.

Proposals by Security Holders

No stockholder has requested that we include any additional proposals in this Information Statement.

Expenses of this Information Statement

The Company will pay all costs associated with the distribution of the Information Statement, including the cost of printing and mailing. The Company will reimburse brokerage and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the Information Statement to the beneficial owners of the Company’s common stock.

ACTION NO. 1: ELECTION OF DIRECTORS

The Company’s Board of Directors consists of five directors each of whom serve one-year terms or until their successor is elected. The current Board consists of John Maatta, Paul Kessler, Greg Suess, Michael Breen and Jordan Schur. By Written Consent, these individuals have been elected to serve as directors under the Company’s next annual meeting of stockholders, until their successors have been duly elected and qualified or until their earlier death, resignation or removal. Their election will become effective on [__], 2018.

ACTION NO. 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

MaughanSullivan LLC (“Maughan”) served as the Company’s independent certified public accountants for its financial statements for and as of December 31, 2017. The Board of Directors has appointed Maughan as our independent certified accounting firm to examine our financial statements ending December 31, 2018. By the Written Consent, such appointment was ratified by the stockholders and will become effective on [__], 2018. Even as so ratified, the Board of Directors in its discretion may direct the appointment of a different independent public accounting firm at any time during the year if it determines a change would be in the best interests of the stockholders.

1Do other directors or officers own stock (or just options)?

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ACTION NO. 3: RESTATED CERTIFICATE

General

Our Board and the Approving Stockholders have approved the Restated Certificate, which is summarized below. The primary purposes of the Restated Certificate are to update our charter (together with our Bylaws); to create a class of Preferred Stock that will be exchanged for our outstanding convertible notes and increase our equity; and to effect a conversion/reverse stock split of our common stock to increase the per share market price of our common stock in order to meet a key eligibility requirement for listing on the Nasdaq Capital Market stock exchange (the “Nasdaq CM”). We believe listing on the Nasdaq CM will provide us with increased flexibility in raising additional capital. There can be no assurance that we will meet all the other eligibility requirements for listing.

The Restated Certificate will be effective when it is filed with the Secretary of State of the State of Delaware. We will not make such filing until on or after [__], 2018, a date that is 21 calendar days after this Information Statement is first sent to our stockholders. Thereafter, our Board will have discretion when, and whether, to file the Restated Certificate, but in no event may the Restated Certificate be filed after December 31, 2018.

The following discussion provides an overview of the Restated Certificate. For the complete terms of the Restated Certificate, please refer to Exhibit A.

Capital Stock

Common Stock

We will be authorized to issue [__] shares of Common Stock. Each holder of our Common Stock will be entitled to one vote for each share held of record on each matter submitted to a vote of stockholders, including the election of directors. Stockholders will not have any right to cumulate votes in the election of directors.

Subject to preferences that may be granted to the holders of preferred stock, each holder of our Common Stock will be entitled to share ratably in distributions to stockholders and to receive ratably such dividends as may be declared by our board of directors out of funds legally available therefor. In the event of our liquidation, dissolution or winding up, the holders of our common stock will be entitled to receive, after payment of all of our debts and liabilities and of all sums to which holders of any preferred stock may be entitled, the distribution of any of our remaining assets. Holders of our Common Stock will have no conversion, exchange, sinking fund, redemption or appraisal rights (other than such as may be determined by our board of directors in its sole discretion) and will have no preemptive rights to subscribe for any of our securities.

Our authorized but unissued shares of common stock will be available for future issuance without stockholder approval. We may use additional shares for a variety of purposes, including future public offerings to raise additional capital, to fund acquisitions and as employee compensation. However, our authorized but unissued shares of common stock (and preferred stock, as discussed below) could be used to render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise.

Preferred Stock

Generally

We will be authorized to issue [__] shares of Preferred Stock, [__] of which will be designated as Series A Preferred Stock. Our board will be authorized to further classify or reclassify any unissued portion of our authorized shares of Preferred Stock to provide for the issuance of shares of other classes or series, including Preferred Stock in one or more series. We may issue Preferred Stock from time to time in one or more classes or series, with the exact terms of each class or series established by our Board.

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Except with respect to the Series A Preferred Stock discussed below, the rights, preferences, privileges and restrictions of the Preferred Stock of each series will be fixed by the certificate of designation relating to each series. The terms of preferred stock may include but not be limited to:

●	the distinctive designation and the maximum number of shares in the series;
●	the terms on which dividends, if any, will be paid;
●	the voting rights, if any, on the shares of the series;
●	the terms and conditions, if any, on which the shares of the series shall be convertible into, or exchangeable for, shares of any other class or classes of capital stock;
●	the terms on which the shares may be redeemed, if at all;
●	the liquidation preference, if any; and
●	any or all other preferences, rights, restrictions, including restrictions on transferability, and qualifications of shares of the series.

The authority that will be possessed by our board of directors to issue preferred stock could potentially be used to discourage attempts by third parties to obtain control of our company through a merger, tender offer, proxy contest or otherwise by making such attempts more difficult or more costly. Our board of directors may issue preferred stock with voting rights or conversion rights that, if exercised, could adversely affect the voting power of the holders of our common stock.

Series A Preferred Stock

We have designated [__] shares of our Preferred Stock as Series A Preferred Stock. It is anticipated that, if the Company is able to conduct and complete a public offering of its common stock, of which there is no assurance, these shares will be issued to investment vehicles controlled by our Executive Chairman, Paul Kessler, in exchange for outstanding convertible notes, to increase the Company’s stockholders equity immediately prior to the closing of such offering. The material terms of the Series A Preferred Stock are as follows:

Stated Value. Each share of Series A Preferred Stock shall have a stated value of $1,000 (the “Stated Value”).

Shares Reserved. We have reserved for issuance [__] shares of common stock to be issued upon conversion of the Preferred Stock.

Dividends. The Series A Preferred Stock carries a dividend, payable quarterly on January 1, April 1, July 1 and October 1, beginning on the first such date after the first issuance by the Company at the rate of twelve percent (12%) per annum on the liquidation preference then in effect. The dividend may be paid in cash or in shares of common stock, at the election of the Company, in its sole discretion, provided that at the time of payment the Company has not announced a change of control transaction and the trading volume of the Company exceeds $100,000 for 20 consecutive trading days. Dividends paid in shares of common stock are valued at the lesser of (i) the conversion price then in effect and (ii) 70% of the volume weighted average price for 20 consecutive trading days prior to declaration or payment.

Conversion. The Series A Preferred Stock is convertible into common stock at a price of $0.15 per share (the “Conversion Price”) (which amount shall be proportionally adjusted to reflect the Consolidation Ratio), at any time, at the option of the holder. The conversion rate is subject to a full ratchet adjustment for certain issuances of our common stock or securities convertible into our common stock at a price per share below the Conversion Price then in effect. In addition, the conversion price may be adjusted for certain corporate transactions including, but not limited to, stock splits, stock dividends, or other recapitalizations.

Voting. The Series A Preferred Stock and Common Stock vote on all matters before the stockholders as a single class, except as may be provided by law. Each share of Series A Preferred Stock will have the number of votes per share equal to (i) the Stated Value divided by (ii) the greater of (x) the Conversion Price and (y) the consolidated bid price per share of the Common Stock on our principal market at the time the Exchange Agreement is signed.

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Protective Provisions. As long as any shares of Series A Preferred Stock are outstanding, we may not, without the affirmative vote of the holders of a majority of the then outstanding shares of the Preferred Stock, (i) amend, alter or repeal any provision of, or add any provision to, our Certificate of Incorporation (by means of amendment or by merger, consolidation or otherwise), or our Bylaws, to change the rights of the Series A Preferred Stock, (ii) create or authorize the creation of any additional class or series of shares of stock which ranks senior to the Series A Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Company, or increase the authorized amount of any additional class or series of shares of stock which ranks senior to such Series A Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Company, or create or authorize any obligation or security convertible into shares of any series of Series Preferred Stock or into shares of any other class or series of stock which ranks senior to such Series A Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Company, whether any such creation, authorization or increase shall be by means of amendment to our Certificate of Incorporation or by merger, consolidation or otherwise, (iii) create, or authorize the creation of, or issue, or authorize the issuance of, any debt security which by its terms is convertible into or exchangeable for any equity security of the Company, if such equity security ranks senior to the Series A Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Company, (iv) purchase or redeem, or set aside any sums for the purchase or redemption of, or pay any dividend or make any distribution on, any shares of stock other than the Series A Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and other than shares of Common Stock repurchased from employees, advisors, officers, directors or consultants or service providers at the original purchase price thereof, (v) issue shares of Common Stock which issuance would result in the Corporation having and insufficient number of shares of Common Stock necessary to deliver upon the conversion of the Series A Preferred Stock in full, or (vi) enter into any agreement with respect to any of the foregoing.

Redemption. The holder(s) may not redeem the Series A Preferred Stock. With the consent of our independent directors, we may redeem the Series A Preferred Stock upon payment of sum of (i) the product of (x) 130% of the Stated Value and (y) the number of shares of Series A Preferred Stock to be redeemed and (ii) any unpaid dividends.

Liquidation. Upon a liquidation of the Company, after payment of all debts and before any payment is made on the common stock, the Series A Preferred Stock is entitled to be paid the Stated Value, plus any unpaid dividends.

Other Provisions That May Have an Anti-Takeover Effect

We have adopted several provisions in our Restated Certificate and Restated Bylaws that could make it more difficult to acquire us by means of a tender offer, a proxy contest or otherwise, or to remove incumbent officers and directors. These provisions, summarized below, could discourage certain types of coercive takeover practices and takeover bids that our board of directors may consider inadequate and to encourage persons seeking to acquire control of us to first negotiate with our board of directors. We believe that the benefits of increased protection of our ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging takeover or acquisition proposals because, among other things, negotiation of these proposals could result in an improvement of their terms.

Removal of Directors. Our Restated Bylaws provide that our stockholders may only remove our directors with cause.

Size of Board and Vacancies. Our Restated Bylaws provide that the number of directors on our board of directors is fixed exclusively by our board of directors. Newly created directorships resulting from any increase in our authorized number of directors will be filled by a majority of our board of directors then in office, provided that a majority of the entire board of directors, or a quorum, is present and any vacancies in our board of directors resulting from death, resignation, retirement, disqualification, removal from office or other cause will be filled generally by the majority vote of our remaining directors in office, even if less than a quorum is present.

Special Stockholder Meetings. Our Restated Certificate provides that only the Chairman of our board of directors, our Chief Executive Officer or our board of directors pursuant to a resolution adopted by a majority of the entire board of directors may call special meetings of our stockholders.

Stockholder Action by Written Consent. Our Restated Certificate expressly eliminates the right of our stockholders to act by written consent other than by written consent of at least 66 2/3% of the total voting power of our then-outstanding capital stock. Stockholder action must otherwise take place at the annual or a special meeting of our stockholders. Given the stock ownership of our Executive Chairman, he will still be able to act by written consent even if this provision is adopted.

Requirements for Advance Notification of Stockholder Nominations and Proposals. Our Restated Bylaws establish advance notice procedures with respect to stockholder proposals and nomination of candidates for election as directors other than nominations made by or at the direction of our board of directors or a committee of our board of directors.

No Cumulative Voting. The DGCL provides that stockholders are denied the right to cumulate votes in the election of directors unless our certificate of incorporation provides otherwise. Our Restated Certificate does not provide for cumulative voting.

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Amendment. Our certificate of incorporation and our bylaws provide that the affirmative vote of the holders of at least 66 2/3% of our voting stock then outstanding is required to amend certain provisions relating to the number, term, election and removal of our directors, the filling of our board vacancies, stockholder notice procedures, the calling of special meetings of stockholders, use of written consents and the indemnification of directors.

Other Notable Provisions and Laws

Delaware Anti-Takeover Statute

We are subject to Section 203 of the Delaware General Corporate Law (“DGCL”), an anti-takeover statute. In general, Section 203 of the DGCL prohibits a publicly held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years following the time the person became an interested stockholder, unless the business combination or the acquisition of shares that resulted in a stockholder becoming an interested stockholder is approved in a prescribed manner. Generally, a “business combination” includes a merger, asset or stock sale or other transaction resulting in a financial benefit to the interested stockholder. Generally, an “interested stockholder” is a person who, together with affiliates and associates, owns (or within three years prior to the determination of interested stockholder status did own) 15% or more of a corporation’s voting stock. The existence of this provision would be expected to have an anti-takeover effect with respect to transactions not approved in advance by our board of directors, including discouraging attempts that might result in a premium over the market price for the shares of common stock held by our stockholders.

Indemnification of Directors and Officers; Limitation of Liabilities

The Restated Certificate includes a provision that, to the fullest extent permitted by the DGCL, eliminates the personal liability of its directors for monetary damages for breach of fiduciary duty as a director. In addition, together the Restated Certificate and Restated Bylaws require the Company to indemnify, to the fullest extent permitted by law, any person made or threatened to be made a party to an action or proceeding (whether criminal, civil, administrative or investigative) by reason of the fact that such person is or was a director, officer or employee of the Company or any predecessor of the Company, or serves or served at any other enterprise as a director, officer or employee at the Company’s request or the request of any predecessor of the Company, against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of ours. The Company’s Restated Bylaws also provide that the Company may, to the fullest extent provided by law, indemnify any person against expenses (including attorneys’ fees), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with any proceeding, arising by reason of the fact that such person is or was an agent of the Company. The Company is not required to advance expenses incurred by its directors, officers, employees and agents in defending any action or proceeding for which indemnification is required or permitted, subject to certain limited exceptions. The indemnification rights conferred by its Restated Certificate and Restated Bylaws are not exclusive

The Consolidation

Our Board may effect the Consolidation at a ratio (the “Consolidation Ratio”) of not less than 1:[__] and not more than 1:[__] at any time prior to December 31, 2018, with the exact Consolidation Ratio to be set at a whole number within this range.

Reasons for the Consolidation

The Approving Stockholders authorized, and our Board approved, the Consolidation with the primary intent of increasing the trading price per share of our Common Stock in order to meet the bid price criteria for initial listing on the Nasdaq CM. To be eligible to be listed on the Nasdaq CM, among other things, the bid price for a share of our Common Stock must be at least $4.00. Our Common Stock is currently quoted on the OTCQB Marketplace under the symbol “WIZD”. On [__], 2018, the closing bid price for a share of our Common Stock was $[__]. In addition to increasing the trading price per share of our Common Stock to meet one part of the Nasdaq CM’s initial listing standards, our Board believes that the Consolidation would make our Common Stock more attractive to a broader range of institutional and other investors. Accordingly, as discussed in more detail below, we believe that effecting the Consolidation is in the Company’s and our stockholders’ best interests.

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We believe that the Consolidation will allow us to meet the minimum bid price requirements to be listed on the Nasdaq CM. Following the filing of the Restated Certificate, which will give effect to the Consolidation, we intend to submit an application to The Nasdaq Stock Market to list our Common stock on the Nasdaq CM. We believe that by listing our common stock on the Nasdaq CM, our Common Stock will be more attractive to a broader range of institutional and other investors. We believe that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors, and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or providing analyst coverage to research the stock. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average trading price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We also believe that listing our Common Stock on the Nasdaq CM will increase the trading volume of our common stock, which will provide better liquidity to our stockholders.

Reducing the number of outstanding shares of our Common Stock through the Consolidation is intended, absent other factors, to increase the trading price per share of our Common Stock. Other factors, such as our financial results, market conditions, and the market perception of our business may adversely affect the trading price per share of our Common Stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended benefits described above, that the trading price per share of our Common Stock will increase following the reverse stock split, that the trading price per share of our Common Stock will not decrease in the future, or that we will meet all other eligibility requirements for listing on the Nasdaq CM.

If we do not file the Restated Certificate, we believe that we will remain ineligible for listing on the Nasdaq CM and will not file an application for initial listing with the Nasdaq CM.

Determination of Consolidation Ratio

Our Board believes that stockholder approval of a range of potential Consolidation Ratios (rather than a single Consolidation Ratio) is in the best interests of our company and stockholders because it provides our Board with the flexibility to achieve the desired results of the Consolidation and because it is not possible to predict market conditions at the time the Consolidation would be implemented. The ratio to be selected by our Board, in its sole discretion, will be a whole number ratio not less than 1:[__] and not more than 1:[__]. In selecting the ratio, our Board will consider, among other factors:

●	the historical and projected performance of our common stock;
●	prevailing market conditions;
●	general economic and other related conditions in our industry and in the marketplace;
●	operating performance;
●	the projected impact of the selected Consolidation Ratio on trading liquidity in our common stock;
●	the desire to satisfy the minimum closing price of $4.00 for listing on the Nasdaq CM;
●	our capitalization (including the number of shares of our common stock issued and outstanding);
●	the prevailing trading price for our common stock and the volume level thereof; and
●	potential devaluation of our market capitalization as a result of a Consolidation.

Effects of the Consolidation

Reduction in Number of Outstanding Shares. Based on [__] outstanding shares of Common Stock at [__], 2018, and ignoring the effects of rounding of fractional shares, the number of outstanding shares of Common Stock following the Consolidation would be as follows:

Consolidation Ratio	Number of outstanding shares of Common Stock following the Consolidation

1:[__]	[__]
1:[__]	[__]
1:[__]	[__]
1:[__]	[__]
1:[__]	[__]
1:[__]	[__]

The number of authorized shares of Common Stock available for future issuance by the Company will not be affected by the proposed Consolidation. Consequently, the Consolidation will have the effect of increasing the number of shares that are available for future issuance in the discretion of our Board.

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The Restated Certificate, if filed, will include only the Consolidation Ratio determined by our Board to be in the best interests of the stockholders.

After the effective date of the proposed Consolidation, each stockholder would own fewer shares of Common Stock. The proposed Consolidation would affect all stockholders uniformly and would not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Consolidation results in rounding up to a whole share for any stockholders owning fractional shares. Proportionate voting rights and other rights of the holders of the Common Stock would not be affected by the proposed Consolidation (other than as a result of the rounding up of fractional shares).

Effects on Options, Warrants, and Convertible Securities. Proportionate adjustments are generally required to be made to the per share exercise price and the number of shares of Common Stock issuable upon the exercise or conversion of all outstanding options, warrants, or other convertible securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, or other convertible securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Consolidation as was the case immediately preceding the Consolidation. The number of shares reserved for issuance in connection with these securities will be reduced proportionately to the Consolidation, as will the number of any shares remaining available for grant under our stock option plans at the time of the Consolidation.

The Proposed Consolidation May Decrease the Liquidity of the Common Stock. The liquidity of our Common Stock may be harmed by the proposed Consolidation given the reduced number of shares of Common Stock that would be outstanding after the Consolidation, particularly if the stock price does not increase as a result of the Consolidation.

Stockholders’ Equity. Following the effectiveness of the Consolidation, the stated capital on our balance sheet attributable to the common shares would not be impacted by the Consolidation. Our Common Stock would continue to be carried at a par value of $0.001 per share after the Consolidation, assuming the Consolidation is effected. Per share net income or loss would be increased because there would be fewer shares of the Common Stock outstanding. We do not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, would arise as a result of the Consolidation.

Fractional Shares

We do not intend to issue fractional shares in connection with the Consolidation. Stockholders who own shares of Common Stock prior to effective time of the Consolidation and who otherwise would hold fractional shares because the number of common shares they held before the Consolidation would not be evenly divisible based on the Consolidation ratio will be entitled to round up such fractional shares to a full share.

Exchange of Share Certificates

If the Consolidation is effected, stockholders holding certificated shares would be required to exchange their stock certificates for new stock certificates (“New Stock Certificates”) reflecting the appropriate number of shares resulting from the Consolidation. Stockholders of record on the effective date of the Consolidation will be furnished the necessary materials and instructions for the surrender and exchange of share certificates at the appropriate time by the Company’s transfer agent. Stockholders will not have to pay any transfer fee or other fee in connection with such exchange if they effect the exchange within the limited time period to be set forth in the notice to the stockholders. As soon as practicable after the effective time of the Consolidation, the transfer agent will send a letter of transmittal to each stockholder advising such holder of the procedure for surrendering certificates representing the number of shares of the Common Stock prior to the Consolidation (“Old Stock Certificates”) in exchange for New Stock Certificates reflecting the number of shares of the Common Stock resulting from the Consolidation.

You should not destroy your Old Stock Certificate. You should not send your Old Stock Certificates now. You should send them only after you receive the letter of transmittal from the Company’s transfer agent.

As soon as practicable after the surrender to the transfer agent of any Old Stock Certificate, together with a duly executed letter of transmittal and any other documents the transfer agent may specify, the transfer agent will deliver to the person in whose name such Old Stock Certificate had been issued a New Stock Certificate registered in the name of such person. Any Old Stock Certificate bearing a restrictive legend will be exchanged for a New Stock Certificate bearing the same legend, if any, restricting the transfer of such shares that were borne by the surrendered Old Stock Certificates held prior to the Consolidation.

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Until surrendered as contemplated herein, each Old Stock Certificate shall be deemed at and after the effective time of the Consolidation to represent the number of full shares of the Common Stock resulting from the Consolidation. Until they have surrendered their Old Stock Certificates for exchange, stockholders will not be entitled to receive any dividends or other distributions, if any, that may be declared and payable to holders of record.

Any stockholder whose Old Stock Certificate has been lost, destroyed or stolen will be entitled to a New Stock Certificate only after complying with the requirements that the Company and the transfer agent customarily apply in connection with lost, stolen or destroyed certificates.

If any New Stock Certificates are to be issued in a name other than that in which the Old Stock Certificates are registered, it will be a condition of such issuance that (i) the person requesting such issuance must pay to the Company any applicable transfer taxes or establish to the Company’s satisfaction that such taxes have been paid or are not payable, (ii) the transfer complies with all applicable federal and state securities laws, and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer. In all other cases, no service charges, brokerage commissions or transfer taxes shall be payable by any holder of any Old Stock Certificate solely in connection with an exchange of Old Stock Certificates for New Stock Certificates.

Stockholders who hold only uncertificated shares, either as direct or beneficial owners, will have their holdings electronically adjusted by the Company’s transfer agent and, for beneficial owners, by their brokers or banks which hold in “street name” for their benefit, as the case may be to give effect to the Company.

Federal Income Tax Consequences of the Consolidation

The following is a summary of certain material United States federal income tax consequences of the Consolidation. It does not purport to be a complete discussion of all the possible United States federal income tax consequences of the Consolidation and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. This discussion does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares of our Common Stock held by our stockholders before the Consolidation were, and the shares of our Common Stock held after the Consolidation will be, held as “capital assets,” as defined in the Internal Revenue Code of 1986, as amended (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Consolidation.

Other than the potential issuance of whole shares of Common Stock for fractional shares, no gain or loss will be recognized by a stockholder upon such stockholder’s exchange of shares held before the Consolidation for shares after the Consolidation. The aggregate tax basis of the shares of the Common Stock received in the Consolidation will be the same as the stockholder’s aggregate tax basis in the shares of the Company’s Common Stock exchanged therefor. The stockholder’s holding period for the shares of the Company’s Common Stock after the Consolidation will include the period during which the stockholder held the shares the Company’s Common Stock surrendered in the Consolidation.

THIS SUMMARY OF CERTAIN MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCE OF THE Consolidation IS NOT BINDING ON THE INTERNAL REVENUE SERVICE, THE COMPANY OR THE COURTS. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE Consolidation.

Interests of Certain Persons in the Adoption of the Restated Certificate

Certain of the Company’s officers, directors and 5% stockholders have an interest in the Restated Certificate as a result of their ownership of Common Stock, stock options and warrants of the Company, as set forth in the sections entitled “Security Ownership of Certain Beneficial Owners and Management”.

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APPROVAL 4 – 2016 INCENTIVE STOCK AWARD PLAN

At the annual meeting, the stockholders will be asked to approve the 2016 Incentive Stock Award Plan (the “2016 Plan”), a copy of which is attached to this information statement as Exhibit C. The Board of Directors adopted the 2016 Plan on August 12, 2016, subject to and effective upon stockholder approval. The 2016 Plan replaced our Third Amended and Restated 2011 Incentive Stock and Award Plan (the “Predecessor Plan”). The 2016 Plan provides for the issuance of up to 5,000,000 shares of the our common stock through the grant of nonqualified options, incentive options and restricted stock to our directors, officers, consultants, attorneys, advisors and employees. Until a committee consisting of two or more independent, non-employee directors is appointed to administer the 2016 Plan, the Board shall administer the Plan.

Each option issued under the 2016 Plan will contain the following terms:

●	the exercise price for an Incentive Option (as defined in the Plan), which shall be determined at the time of grant, shall not be less than 100% of the Fair Market Value (defined as the closing price on the final trading day immediately prior to the grant on the principal exchange or quotation system on which the common stock is listed or quoted, as applicable) of our common stock, provided that if the recipient of the option owns more than ten percent (10%) of our total combined voting power, the exercise price shall be at least 110% of the Fair Market Value, and provided further that with respect to the Nonqualified Option (as defined in the Plan), the purchase price of each share of stock purchasable under a Nonqualified Option shall be at least 100% of the Fair Market Value of such share of stock on the date that Nonqualified Option is granted, unless the Committee, in its sole and absolute discretion, determines to set the purchase price of such Nonqualified Option below Fair Market Value;

●	subject to acceleration in the event of a change of control of the Company (as further described in the Plan), the period during which the options vest shall be designated by the Board or, in the absence of any option vesting periods designated by the Board at the time of grant, shall vest and become exercisable in equal amounts on each fiscal quarter through the four year anniversary of the date on which the option was granted;

●	no option is transferable and each is exercisable only by the recipient of such option except in the event of the death of the recipient (if such recipient is a natural person); and

●	with respect to Incentive Options, the aggregate Fair Market Value of common stock exercisable for the first time during any calendar year shall not exceed $100,000.

Each award of restricted stock issued under the 2016 Plan will be subject to the following terms:

●	no rights to an award of restricted stock is granted to the intended recipient of restricted stock unless and until the grant of restricted stock is accepted within the period prescribed by the Board;

●	certificate(s) evidencing the restricted stock shall not be delivered until they are free of any restrictions specified by the Board at the time of grant;

●	recipients of restricted stock have the rights of a stockholder of the Company as of the date of the grant of the restricted stock;

●	shares of restricted stock are forfeitable until the terms of the restricted stock grant have been satisfied or the employment with us is terminated prior to such restrictions being satisfied; and

●	the restricted stock is not transferable until the date on which the Board has specified such restrictions have lapsed.

Administration

Until a Compensation Committee of the Board of Directors consisting of two or more independent, non-employee directors is appointed to administer the 2016 Plan, the Board shall administer the Plan. Upon the appointment of a Compensation Committee consisting of two or more independent, non-employee directors, the 2016 Plan generally will be administered by the Compensation Committee, although the Board of Directors retains the right to appoint another of its committees to administer the 2016 Plan or to administer the 2016 Plan directly. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the 2016 Plan must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board of Directors.

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Subject to the provisions of the 2016 Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m) or otherwise provided by the 2016 Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The 2016 Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the 2016 Plan. All awards granted under the 2016 Plan will be evidenced by a written or digitally signed agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the 2016 Plan. The Committee will interpret the 2016 Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the 2016 Plan or any award.

Eligibility

Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. As of July 31, 2018, we had approximately [__] employees and four non-employee directors who would be eligible under the 2016 Plan.

Stock Options

The Committee may grant nonstatutory stock options within the meaning of Section 422 of the Code. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant.

The 2016 Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the 2016 Plan is ten years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the 2016 Plan).

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, a nonstatutory stock option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee.

Awards Subject to Section 409A of the Code

Certain awards granted under the 2016 Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A.Any such awards will be required to comply with the requirements of Section 409A.Notwithstanding any provision of the 2016 Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the 2016 Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Amendment, Suspension or Termination

The 2016 Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the 2016 Plan following the tenth anniversary of the date the 2016 Plan was adopted by the Board. The Committee may amend, suspend or terminate the 2016 Plan at any time. No amendment, suspension or termination of the 2016 Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not have a materially adverse effect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section 409A of the Code, or unless expressly provided in the terms and conditions governing the award.

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Specific Grants

The Company has not approved any awards that are conditioned on shareholder approval of the 2016 Plan proposal. The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers and employees (including employee directors) under the 2016 Plan because the Company’s equity award grants are discretionary in nature. No stock-based awards were granted to the Company’s named executive officers during 2017.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2016 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Nonstatutory Stock Options

Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock

A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested).If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

The Board believes that the proposed adoption of the 2016 Plan is in the best interests of the Company and its stockholders for the reasons stated above.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table discloses our directors and executive officers who served during the fiscal year ended December 31, 2017 and through April 30, 2018:

Name	Age	Title

John D. Maatta	66	Chief Executive Officer, President, and Director

Paul L. Kessler	57	Executive Chairman

Randall S. Malinoff[1]	58	Chief Operating Officer

Greg Suess	45	Director

Jordan Schur[2]	53	Director

Michael Breen[3]	55	Director

Vadim Mats[4]	34	Former Director

(1)	Effective June 17, 2017, Mr. Malinoff no longer serves as the Company’s Chief Operating Officer.

(2)	Mr. Schur joined the Board as a Director on March 29, 2017.

(3)	Mr. Breen joined the Board as a Director on March 29, 2017.

(4)	Mr. Mats resigned as a Director on March 23, 2017.

John D. Maatta, age 66, Chief Executive Officer, President and Director

John D. Maatta has been a member of our Board since May 25, 2011, serving as Chairman of the Board from February 5, 2016 through April 22, 2016. Mr. Maatta has served as our Chief Executive Officer and President since May 3, 2016. Prior to joining us, Mr. Maatta was engaged in the practice of law from October 2014 to January 2016. Mr. Maatta also served as Executive Vice President of The CW Television Network from January 2006 to October 2014, prior to which he was the Chief Operating Officer of The CW Network, which is America’s fifth broadcast network and a network that focuses substantially on targeting young adults between the ages of 18 and 34. From September 2005 through September 2006, Mr. Maatta served as the Chief Operating Officer of The WB, a Warner Bros. television network (“The WB”), where he had direct oversight of all business and operations departments, such as business affairs, finance, network distribution (which included The WB 100+ station group), technology, legal, research, network operations, broadcast standards and human resources. While Chief Operating Officer at The WB, Mr. Maatta also served as The WB’s General Counsel. Mr. Maatta is currently a director of Trader Vic’s, Inc., a Polynesian-style restaurant chain, a position he has held since 1998. Mr. Maatta received a Bachelor of Arts in Government from the University of San Francisco in 1974, and a Juris Doctorate from the University of California, Hastings College of the Law, in 1977. Between 2013 and 2016 Mr. Maatta served as the President of UNICEF for the Southern California region, and is a current member of the UNICEF Southern California Board and the Chairman of the UNICEF Chinese Children’s Initiative. Mr. Maatta is also a member of the Southern California Board of the Asia Society.

The Board believes that Mr. Maatta is qualified to serve as a director as a result of his knowledge of the Company and its industry and extensive leadership experience.

Paul L. Kessler, age 57, Executive Chairman

Paul L. Kessler was appointed as Executive Chairman of the Company on December 29, 2016. Mr. Kessler is Principal, Portfolio Manager and Founder of Bristol Capital Advisors, LLC. His investments have focused on emerging growth public companies, private equity, venture capital, and private companies on the path to becoming public. Mr. Kessler has guided and overseen hundreds investment transactions in his career, as lead, co-lead, or syndicate investor.

Mr. Kessler has broad experience in financing private and public emerging growth companies as well as negotiating, structuring and re-structuring investment transactions. Mr. Kessler has worked on numerous mergers, acquisitions, divestitures, venture capital, private equity, re-structuring and other capital market activities. He has actively worked with executives and boards of companies on corporate governance, capital formation, and oversight, strategic repositioning and alignment of interests with shareholders.

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Mr. Kessler co-founded Start Engine, LLC, incubating or starting over 60 technology companies while evolving into its current status as a leading US-based Crowd Funding platform. He is a lead investor and Advisor to ‘Act One Ventures’ a UCLA/LA based accelerator and founding Advisor to MedTech Innovator, a leading US based medical technology accelerator.

Mr. Kessler has been a guest speaker on tops including financing emerging growth public companies and at a variety of forums, including Activist Investing in Europe, The Deal Corporate Governance Conference, The Pipe’s Conference, Los Angeles Venture Association (LAVA), Wall Street Reporter’s Pipe Conference, UCLA Anderson School of Management, and Pepperdine University’s Graziadio School of Business and Management. He has attended courses at various colleges and universities, including Harvard Business School’s Executive Education Program, Stanford Business School’s Executive Directors Consortium, and UCLA’s Extension Program.

The Board believes that Mr. Kessler is qualified to serve as a director as a result of his extensive experience in finance, sourcing and identifying investment opportunities, and negotiating, structuring and re-structuring investment transactions with emerging growth companies both private and public companies.

Greg Suess, age 45, Director

Greg Suess has served as a director of our Company since May 9, 2011. In 2018, he co-founded Activist Artists Management (“Activist”), a management and consulting company that focuses on media and entertainment and provides comprehensive management services for its clients, including talent and brand management, managing partnerships, strategic alliances and marketing strategies that engage consumers through entertainment, music and lifestyle experiences. Mr. Suess is, and has been since inception, a partner at Activist. Since 1997, Mr. Suess has been with the law firm of Glaser, Weil, Fink, Howard, Avchen & Shapiro, LLP, where he is currently Partner and focuses on general corporate law and media and entertainment. Mr. Suess holds a Bachelor of Science from the University of Southern California (Lloyd Greif Center for Entrepreneurial Studies), and holds a JD/MBA from Pepperdine University. He is a member of the State Bar of California.

The Board believes that Mr. Suess is qualified to serve as a director as a result of his extensive experience and background in the media and entertainment industry complements the Company’s events business and its new initiatives and will provide a significant contribution to the Company’s growth.

Michael Breen, age 55, Director

Michael Breen has been a director of our Company since March 2017. Mr. Breen is an English qualified solicitor and was the Managing Director of the Sports and Entertainment Division of Bank Insinger de Beaufort N.V., a wealth management organization and part of the BNP Paribas Group, one of the world’s largest banks. Mr. Breen was an equity partner with the law firm Clyde & Co, where he specialized in all aspects of sports and entertainment law. Mr. Breen also has extensive experience in event-based entertainment, having been responsible for the legal documentation relating to the world-famous UK music awards known as the Brit Awards. Mr. Breen holds an Honours LLB degree in law from the University College of Wales, Aberystwyth.

The Board believes that Mr. Breen is qualified to serve as a director as a result of his extensive experience and background in the entertainment industry and entertainment law.

Jordan Schur, age 53, Director

Jordan Schur has been a director of our Company since March 2017. Mr. Schur is a veteran of the music and film industries. In 1994, Mr. Schur created Flip Records, a record label that sold over seventy million records. In 1999, Mr. Schur was appointed President of Geffen Records at Universal Music Group, where he merged the original Geffen Records with MCA Records and DreamWorks Records. The expanded company went on to become a market leader, generating over Two Billion Dollars in sales. In 2006, Mr. Schur left Geffen and founded Suretone Records which drove several artists to number one on iTunes and Soundscan in the U.S. and around the world. Mr. Schur entered the film industry in 2008, founding Mimran Schur Pictures and going on to become a successful film producer. In 2012, Mr. Schur founded Suretone Pictures, where he released several notable films. In 2014, Mr. Schur, in partnership with Cinsay, created and launched Suretone Live, the world’s first syndicatable e-commerce and social media driven film, television, and music content destination. Mr. Schur holds a Bachelor’s degree from Boston College.

The Board believes that Mr. Schur is qualified to serve as a director as a result of his extensive experience and background in the music and film industry.

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Family Relationships

There are no family relationships among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Board Meetings and Annual Meeting Attendance

The Board met approximately one time during the fiscal year ended December 31, 2017. We did not hold any committee meetings during the fiscal year ended December 31, 2017. No director attended less than 100% of the meetings held while such director was serving on the Board. Additionally, the Board acted approximately one time by unanimous written consent in lieu of a meeting during 2017.

Committees of the Board of Directors

Our Board currently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee.

Audit Committee

On March 17, 2013, the Board authorized the creation of an Audit Committee. Currently, the Audit Committee is not comprised of any members as its former members have departed from the Board or resigned from their position on the Audit Committee upon accepting positions as officers of the Company. The Audit Committee’s functions include: selecting our independent registered public accountants; reviewing the results and scope of the audit and other services provided by our independent registered public accountants; reviewing our financial statements for each interim period and for our year end and our internal financial and accounting controls; and recommending, establishing and monitoring the Company’s disclosure controls and procedures. The Audit Committee did not hold a meeting in 2017. The Board intends to appoint members to the Audit Committee in 2018.

Compensation Committee

On March 17, 2013, the Board authorized the creation of a Compensation Committee. Currently, Mr. Suess serves as the sole member of the Compensation Committee. The Compensation Committee is responsible for establishing and administering our policies involving the compensation of all of our executive officers and establishing and recommending to our Board the terms and conditions of all employee and consultant compensation and benefit plans. The Compensation Committee did not hold a meeting in 2017. The Board intends to appoint additional members to the Compensation Committee in 2018.

Nominating and Corporate Governance Committee

On March 13, 2014, the Board authorized the creation of a Nominating and Corporate Governance Committee. Currently, Mr. Suess serves as the sole member of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee reviews and provides oversight with regard to the Company’s corporate governance related policies and procedures and also recommends nominees to the Board and committees of the Board, develops and recommends to the Board corporate governance principles, and oversees the evaluation of the Board and management. The Nominating and Corporate Governance Committee did not hold a meeting in 2017. The Board intends to appoint additional members to the Nominating and Corporate Governance Committee in 2018.

Committee Charters

The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee have not yet adopted written charters which govern their conduct. The committees anticipate adopting such charters in 2018 prior to completion of its proposed listing on the Nasdaq Capital Market.

Board Oversight in Risk Management

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including liquidity risk, operational risk, strategic risk and reputation risk. Our Chief Executive Officer also serves as one of our directors. In the context of risk oversight, at the present stage of our operations we believe that our selection of one person to serve in both positions provides the Board with additional perspective which combines the operational experience of a member of management with the oversight focus of a member of the Board. The business and operations of the Company are managed by our Board as a whole, including oversight of various risks that the Company faces.

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Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who beneficially own 10% or more of a class of securities registered under Section 12 of the Exchange Act to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Directors, executive officers and greater than 10% stockholders are required by the rules and regulations of the SEC to furnish the Company with copies of all reports filed by them in compliance with Section 16(a).

Based solely on our review of certain reports filed with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the reports required to be filed with respect to transactions in our common stock during the fiscal year ended December 31, 2017, all but one were timely. Mr. Paul Kessler, the Company’s Chairman of the Board of Directors, made one late filing in 2017 relating to one transaction, but has since made all the required filings as of October 3, 2018.

Director Independence

The common stock of the Company is currently quoted on the OTCBB and OTCQB, quotation systems which currently do not have director independence requirements. On an annual basis, each director and executive officer will be obligated to disclose any transactions with the Company in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest in accordance with Item 407(a) of Regulation S-K. Following completion of these disclosures, the Board will make an annual determination as to the independence of each director using the current standards for “independence” that satisfy the rules and regulations of the NASDAQ Stock Market and the SEC.

Based on that review, the Board determined that Greg Suess, Jordan Schur, and Michael Breen were independent under these standards.

Code of Ethics

We have not yet adopted a code of ethics. The Board intends to adopt a code of ethics in 2018 prior to completion of its proposed listing on the Nasdaq Capital Market.

EXECUTIVE COMPENSATION

2017 Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa- tion ($)	Nonqualified Deferred Compensa- tion Earnings ($)	All Other Compensa- tion ($)	Total ($)

John D. Maatta (1)	2016	$165,277	$-	$-	$121,953	$-	$-	$-	$287,230
Chief Executive Officer	2017	$138,269	$-	$-	$74,980	$-	$-	$-	$213,249
Paul L. Kessler (2)	2016	$-	$-	$-	$-	$-	$-	$-	$-
Executive Chairman	2017	$6,480	$-	$-	$34,883	$-	$-	$-	$41,363
Randall S. Malinoff (3)	2016	$168,462	$-	$-	$65,613	$-	$-	$-	$234,075
Chief Operating Officer	2017	$108,846	$-	$-	$38,392	$-	$-	$-	$147,238
John M. Macaluso	2016	$163,605	$-	$-	251,326	$-	$-	$-	$414,931
Former Chief Executive Officer (4)(5)	2017	$-	$-	$-	$-	$-	$-	$-	$-

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(1)	Mr. Maatta was appointed as the Company Chief Executive Officer effective May 3, 2016. Mr. Maatta served as the Company’s non-executive Chairman from February 5, 2016 through April 22, 2016.

(2)	Mr. Kessler served as the Company’s non-executive Chairman from April 22, 2016 through December 29, 2016. On December 29, 2016, Mr. Kessler was appointed as Executive Chairman. Mr. Kessler serves as Executive Chairman pursuant to a consulting agreement between Bristol Capital, LLC and the Company. See “-Consulting Agreements” below for additional information.

(3)	Mr. Malinoff was appointed as the Company’s Interim Chief Operating Officer effective as of March 2, 2016 and appointed Executive Vice President and Chief Operating Officer on July 14, 2016. Effective June 17, 2017 Mr. Malinoff no longer serves as Chief Operating Officer of the Company. Mr. Malinoff resigned from the Company effective July 3, 2017.

(4)	Mr. Macaluso served as the Company’s Chief Executive Officer from March 19, 2012 through April 19, 2016, when he resigned. On October 10, 2012, Mr. Macaluso was appointed as the Company’s Chairman of the Board and served in such capacity until February 5, 2016 when he resigned as Chairman of the Board, but remained a Director until his resignation as a Director on April 19, 2016.

(5)	The Company used a credit card in the name of Mr. Macaluso for certain business expenses. This practice may have resulted in Mr. Macaluso receiving points or rewards under the terms of the credit card provider’s agreement with Mr. Macaluso, even though the Company makes all payments related to such expenses. The Board is evaluating such practices.

Employment Agreement with John D. Maatta

In connection with the appointment of John D. Maatta as the President and Chief Executive Officer of the Company, the Company and Mr. Maatta entered into an employment agreement, dated as of July 15, 2016 but effective as of May 3, 2016 (the “Maatta Employment Agreement”). The initial term of the Maatta Employment Agreement is for a period of two (2) years, commencing on May 3, 2016 (the “Maatta Initial Term”). The term of the Maatta Employment Agreement will be automatically extended for additional terms of one (1) year each (each (1) year extension together with the Maatta Initial Term, the “Maatta Agreement Term”), unless either the Company or Mr. Maatta gives prior written notice of non-renewal to the other party no later than sixty (60) days prior to the expiration of the then current Maatta Agreement Term.

During the Term, the Company will pay Mr. Maatta an annual base salary of $250,000. In addition, Maatta may receive an annual bonus as determined by the Compensation Committee of the Board and approved by the Board. In December of 2017 and 2016 Mr. Maatta declined acceptance of any bonus. As of June 17, 2017 Mr. Maatta received reduced compensation in the amount of $60,000.00 per year with the remainder being deferred. As of January 1, 2018 Mr. Maatta received reduced compensation to $125,000.00 per year with the remainder being deferred to a date to be determined by Mr. Maatta and the Board.

As additional consideration for entering into the Maatta Employment Agreement, Mr. Maatta received the following:

(i) 100,000 options to purchase shares of the Company’s common stock, such options vesting immediately and expiring May 3, 2021, at an exercise price of $0.50 per share;

(ii) 100,000 options to purchase shares of the Company’s common stock, such options vesting on September 30, 2016 and expiring May 3, 2021, at an exercise price of $0.50 per share;

(iii) 100,000 options to purchase shares of the Company’s common stock, such options vesting on December 31, 2016 and expiring May 3, 2021, at an exercise price of $0.50 per share;

(iv) 100,000 options to purchase shares of the Company’s common stock, such options vesting on March 31, 2017 and expiring May 3, 2021, at an exercise price of $0.55 per share;

(v) 100,000 options to purchase shares of the Company’s common stock, such options vesting on June 30, 2017 and expiring May 3, 2021, at an exercise price of $0.55 per share;

(vi) 100,000 options to purchase shares of the Company’s common stock, such options vesting on September 30, 2017 and expiring May 3, 2021, at an exercise price of $0.55 per share;

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(vii) 100,000 options to purchase shares of the Company’s common stock, such options vesting on December 31, 2017 and expiring May 3, 2021, at an exercise price of $0.60 per share;

(viii) 100,000 options to purchase shares of the Company’s common stock, such options vesting on March 31, 2018 and expiring May 3, 2021, at an exercise price of $0.60 per share; and

(ix) 300,000 options to purchase shares of the Company’s common stock, such options vesting upon a Change in Control (as defined in the Maatta Employment Agreement) during the term of the Maatta Employment Agreement, at an exercise price of $0.50 per share.

The options will vest immediately upon a “Change in Control” as defined in the Maatta Employment Agreement.

Employment Agreements with Randall S. Malinoff

On November 8, 2016, the Company formally entered into an employment agreement (the “Malinoff Employment Agreement”) with Randall S. Malinoff in connection with his appointment as the Company’s Executive Vice President and Chief Operating Officer on July 14, 2016 (the “Effective Date”) to serve for a period of two years from the Effective Date. In connection with such appointment, Mr. Malinoff will receive an annual base salary of $225,000 and will be eligible for a performance-based bonus at the discretion of the Board.

On November 8, 2016, pursuant to the terms of the Malinoff Employment Agreement, the Company granted six hundred thousand (600,000) options to purchase shares of the Company’s common stock.

On July 5, 2017, Mr. Malinoff departed from the Company. Mr. Malinoff is currently engaged in a dispute with the Company. The dispute pertains to his departure from the Company. Both Mr. Malinoff and the Company have retained counsel to engage on the issues in controversy. As of December 31, 2017, all of Mr. Malinoff’s options have been cancelled.

Consulting Agreements

On December 29, 2016, the Company, entered into a Consulting Services Agreement (the “Bristol Consulting Agreement”) with Bristol Capital, LLC, a Delaware limited liability company managed by Paul L. Kessler, the then non-executive Chairman of the Company. Pursuant to the Bristol Consulting Agreement, Mr. Kessler was appointed as Executive Chairman of the Company on December 29, 2016. The initial term of the Bristol Consulting Agreement is from December 29, 2016 through March 28, 2017 (the “Initial Bristol Consulting Term”). The term of the Bristol Consulting Agreement will be automatically extended for additional terms of 90 day periods each (each additional term together with the Initial Bristol Consulting Term, the “Bristol Consulting Term”), unless either the Company or Bristol Capital, LLC gives prior written notice of non-renewal to the other party no later than thirty (30) days prior to the expiration of the then current Bristol Consulting Term.

During the Bristol Consulting Term, the Company will pay Bristol Capital, LLC a monthly fee (the “Monthly Fee”) of $18,750. For services rendered by Bristol Capital, LLC prior to entering into the Bristol Consulting Agreement, the Company will pay Bristol Capital, LLC the Monthly Fee, pro-rated, for the time between September 1, 2016 and December 29, 2016. Bristol Capital, LLC may also receive an annual bonus as determined by the Compensation Committee of the Board and approved by the Board.

In addition, the Company will grant to Bristol Capital, LLC options to purchase up to an aggregate of 600,000 shares of the Company’s common stock, par value $0.0001 per share, in accordance with the following vesting schedule and at the applicable exercise prices therein:

(i) 75,000 options to purchase shares of the Company’s common stock, such options vesting upon the Effective Date and expiring on December 29, 2021, at an exercise price of $0.50 per share;

(ii) 75,000 options to purchase shares of the Company’s common stock, such options vesting on December 31, 2016 and expiring on December 29, 2021, at an exercise price of $0.50 per share;

(iii) 75,000 options to purchase shares of the Company’s common stock, such options vesting on March 31, 2017 and expiring on December 29, 2021, at an exercise price of $0.55 per share;

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(iv) 75,000 options to purchase shares of the Company’s common stock, such options vesting on June 30, 2017 and expiring on December 29, 2021, at an exercise price of $0.55 per share;

(v) 75,000 options to purchase shares of the Company’s common stock, such options vesting on September 30, 2017 and expiring on December 29, 2021, at an exercise price of $0.55 per share;

(vi) 75,000 options to purchase shares of the Company’s common stock, such options vesting on December 31, 2017 and expiring on December 29, 2021, at an exercise price of $0.60 per share;

(vii) 75,000 options to purchase shares of the Company’s common stock, such options vesting on March 31, 2018 and expiring on December 29, 2021, at an exercise price of $0.60 per share; and

(viii) 75,000 options to purchase shares of the Company’s common stock, such options vesting on June 30, 2018 and expiring on December 29, 2021, at an exercise price of $0.60 per share.

Outstanding Equity Awards

2017 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTION AWARDS							STOCK AWARDS
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)

John D. Maatta Chief Executive Officer and1 President	600,000	200,000	200,000	0.6	5/11/2021	-	-	-

Paul L. Kessler Executive Chairman	450,000	150,000	150,000	0.6	12/29/2021	-	-	-

Randall S Malinoff, Executive Vice President and Chief Operating Officer	-	-	-	-	-	-	-	-

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Director Compensation

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to the named directors by us during the year ended December 31, 2017.

Name And Principal Position	Fees earned or paid in cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-qualified deferred Compensation ($)	All Other Compensation ($)	Total ($)

Paul L. Kessler Executive Chairman	$-	-	27,579	-	-	-	27,579

John D. Maatta Director	$-	-	27,579	-	-	-	27,579

Greg Suess Director	$9,750	-	27,579	-	-	-	37,329

Vadim Mats Former Director[1]	$3,000	-	17,645	-	-	-	20,645

Jordan Schur Director	$6.750	-	-	-	-	-	6,750

Michael Breen Director	$6.750	-	-	-	-	-	6,750

(1) On March 23, 2017 Mr. Mats Resigned from the Board.

On September __, 2018, the Board approved the grant of equity awards to its directors. Each of Messrs. Suess, Breen and Schur received option awards to purchase 300,000 shares of common stock with an exercise price of $[•]. The options vest in full on the first anniversary of the grant date. In addition, the Board awarded for their past service as directors 200,000 shares of restricted stock to Messrs. Breen and Schur and 400,000 shares of restricted stock to Messrs. Suess, Kessler and Maatta, all of which were vested in full upon grant.

Director Agreements

The Company has entered into director agreements[, including its directors who are also employees of the Company,] with each of its directors except Mr. Schur and Mr. Breen. The Company plans to enter into director agreements with Mr. Schur and Mr. Breen in the near future. Each director agreement commences on the date that the respective director was appointed a member of the Board and continues through the Company’s next annual stockholders’ meeting, which is automatically renewed on such date that such director is re-elected to the Board. Pursuant to the director agreements that were entered into with our directors, each director is granted a non-qualified option to purchase up to 150,000 shares of the Company’s common stock. Mr. Mats’ director agreement provided for a quarterly issuance of 10,000 shares of restricted common stock. On April 11, 2012, Mr. Mats waived his right to receive the stock award granted to him under his director agreement going forward. On May 9, 2011, Mr. Mats was granted a non-qualified option to purchase 150,000 shares of the Company’s common stock.

In conjunction with the director agreements, we entered into an indemnification agreement with each director that is effective during the term that such director serves as a member of the Board until six years thereafter. The indemnification agreement indemnifies the director to the fullest extent permitted under Delaware law for any claims arising out of, or resulting from, among other things, (i) any actual, alleged or suspected act or failure to act as a director or agent of the Company and (ii) any actual, alleged or suspected act or failure to act in respect of any business, transaction, communication, filing, disclosure or other activity of the Company. Further, the director is indemnified for any losses pertaining to such claims, provided, however, that the losses not include expenses incurred by the director in respect of any claim as which such director shall have been adjudged liable to the Company, unless the Delaware Chancery Court rules otherwise.

On May 5, 2014, the Board approved the granting to each of the five then non-employee members of the Board a non-qualified stock option to purchase up to three hundred thousand (300,000) shares of the Company’s common stock at an exercise price of $0.64 per share. Such options expire five years from the date of issuance and shall vest in equal amounts over a period of three (3) years at the rate of twenty-five thousand (25,000) shares per fiscal quarter at the end of such quarter, commencing in the quarter ended June 30, 2014, and pro-rated for the number of days each non-employee member of the Board serves on the Board during such fiscal quarter.

Effective as of May 1, 2014, the Board approved the following compensation for non-employee directors: (i) for their participation in meetings of the Board and its committees, each non-employee director will be compensated $1,000 for in person meeting, and $250 - $500 per telephonic meeting, depending on the length of the telephonic meeting, and (ii) each non-employee director will be provided a monthly retainer of $750 per month.

Stock Option Issuances Under the 2011 Incentive Compensation and Award Plan

Option Grants

On May 9, 2011, the Board approved the 2011 Incentive Stock and Award Plan (the “2011 Plan”), as subsequently amended, pursuant to which we may grant options to purchase shares of our common stock to directors, employees and consultants.

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In conjunction with the director agreements and indemnification agreements described above, we entered into a Non-qualified Stock Option Agreement (“Stock Option Agreement”) with each director, pursuant to which the director was granted a non-qualified stock purchase option (the “Non-qualified Option”) to purchase up to an aggregate of one hundred fifty thousand (150,000) shares of our common stock, subject to the terms and conditions of the Plan. The exercise price for the Non-qualified Option is the closing price of the Company’s common stock on the execution date of the director agreement. The Non-qualified Option is exercisable for a period of five years and vests in equal amounts over a period of three (3) years at the rate of twelve thousand five hundred (12,500) shares per fiscal quarter at the end of such quarter, and pro-rated for the number of days the director served on the Board during such fiscal quarter. Notwithstanding the foregoing, if the director ceases to be a member of Board at any time during the three (3)-year vesting period for any reason (such as resignation, withdrawal, death, disability or any other reason), then any un-vested portion of the Non-qualified Option shall be irrefutably forfeited. At this time, no such Non-qualified Stock Option Agreements have been entered into with Directors Michael Breen or Jordan Schur, and neither such Director has been awarded any options or equity-based compensation.

On May 5, 2014, the Board approved the granting to each of the five non-employee members of the Board on May 9, 2014, a Non-qualified Option to purchase up to three hundred thousand (300,000) shares of the Company’s common stock subject to the terms and conditions of the Plan. The exercise price for the Non-qualified Options is $0.64. The Non-qualified Option is exercisable for period of five (5) years from the date of issuance and such option shall vest in equal amounts over a period of three (3) years at the rate of twenty-five thousand (25,000) shares per fiscal quarter at the end of such quarter, commencing in the quarter ended June 30, 2014, and pro-rated for the number of days each non-employee member of the Board serves on the Board during such fiscal quarter.

Restricted Stock Awards

On January 14, 2011, the Company entered into a director agreement with Vadim Mats. The term of such agreement was for one year. As compensation for his services, Mr. Mats was to receive ten thousand (10,000) shares of the Company’s restricted common stock, par value $0.0001 per share at the end of every fiscal quarter during which he serves as a member of the Board. For any period during the term that Mr. Mats did not serve a full quarter, the amount of shares of common stock issued was be pro-rated based on the number of days during such quarter that the Mr. Mats was a member of the Board. On April 11, 2012, Mr. Mats waived his right to receive the stock award granted to him under his director agreement going forward.

Stock Option Issuances Under the 2016 Incentive Compensation and Award Plan

Option Grants

On August 12, 2016, Board unanimously approved, authorized and adopted the 2016 Incentive Stock and Award Plan (the “2016 Plan”) to replace the expired 2011 Plan. The 2016 Plan provides for the issuance of up to 5,000,000 shares of the Company’s common stock through the grant of nonqualified options, incentive options and restricted stock to the Company’s directors, officers, consultants, attorneys, advisors and employees.

Specific Grants

The Company has not approved any awards that are conditioned on shareholder approval of the 2016 Plan proposal. The Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers and employees (including employee directors) under the 2016 Plan because the Company’s equity award grants are discretionary in nature. No stock-based awards were granted to the Company’s named executive officers during 2017.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We present all possible transactions between us and our officers, directors and 5% stockholders, and our affiliates, to our Board for their consideration and approval. Any such transaction will require approval by a majority of the disinterested directors and such transactions will be on terms no less favorable than those available to disinterested third parties. During their years ended December 31, 2017 and 2016, the Company had the following transactions with related persons reportable under Item 404 of Regulation S-K:

Bristol and ROAR, which are owned by Directors Paul Kessler and Greg Suess, respectively, own a 2.5% profits participation and ownership interest in CONtv, a digital network devoted to forms of pop culture entertainment in which we hold a limited and passive interest.

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Effective December 29, 2014, we and a member of the Board formed Wiz Wizard. We and the member of the Board each owned 50% of the membership interests, but on February 4, 2016, the member of the Board assigned his fifty percent (50%) membership interest to us. Wiz Wizard is no longer operating.

On June 16, 2016, the Company entered into a Standard Multi-Tenant Sublease (“Sublease”) with Bristol Capital Advisors, LLC, (“Bristol”) an entity Controlled by the Company’s Executive Chairman. The term of the Sublease is for 5 years and 3 months, beginning on July 1, 2016 with monthly payments of $8,118. Upon execution of the sublease. The Company paid a security deposit of $9,137 and $199,238 for prepaid rent of which $76,006 remains as of December 31, 2017. It is noted that Bristol is itself a tenant of the subject premises and that the Company’s sub-tenancy is a pass-through rent paid to the third-party owner of the premises without mark-up or financial gain by Bristol.

Effective December 1, 2016, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with Bristol Investment Fund, Ltd., an entity controlled by the Executive Chairman of the Company (at the time of Purchase Agreement, Mr. Kessler served as the non-executive Chairman of the Company), for the sale of the Company’s securities, comprised of (i) $2,500,000 of convertible debentures convertible at a price of $0.15 per share (the “Debenture”), (ii) warrants (the “Series A Warrants”) to acquire 16,666,667 shares of the Company’s common stock, at an exercise price of $0.15 per share (the “Series A Initial Exercise Price”), and (iii) warrants (the “Series B Warrants” and together with the Series A Warrants, the “Warrants”) to acquire 16,666,650 shares of the Company’s common stock at an exercise price of $0.0001 per share (the “Series B Initial Exercise Price”). As a condition to Bristol Investment Fund, Ltd. entering into the Purchase Agreement, the Company entered into a Security Agreement (the “Security Agreement”) in favor of Bristol Investment Fund, Ltd., granting a security interest in substantially all of the property of the Company, whether presently owned or existing or hereafter acquired or coming into existence, including but not limited to, its ownership interests in its subsidiaries, to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Debenture. The Company received $2,500,000 in cash from the offering of the securities. The net proceeds of the offering, approximately $2,475,000, were used by the Company for working capital purposes.

It is anticipated that, if the Company is able to conduct a public offering of its common stock, of which there is no assurance, the Debentures will be exchanged prior to the closing of such offering for shares of Series A Preferred Stock issued to investment vehicles controlled by our Executive Chairman, Paul Kessler to increase the Company’s stockholders equity.

On December 29, 2016, the Company, entered into a Consulting Services Agreement (the “Bristol Consulting Agreement”) with Bristol Capital, LLC, a Delaware limited liability company managed by Paul L. Kessler, the then non-executive Chairman of the Company. Pursuant to the Bristol Consulting Agreement, Mr. Kessler was appointed as Executive Chairman of the Company on December 29, 2016. The initial term of the Bristol Consulting Agreement is from December 29, 2016 through March 28, 2017 (the “Initial Bristol Consulting Term”). The term of the Bristol Consulting Agreement will be automatically extended for additional terms of 90 day periods each (each additional term together with the Initial Bristol Consulting Term, the “Bristol Consulting Term”), unless either the Company or Bristol Capital, LLC gives prior written notice of non-renewal to the other party no later than thirty (30) days prior to the expiration of the then current Bristol Consulting Term.

During the Bristol Consulting Term, the Company will pay Bristol Capital, LLC a monthly fee (the “Monthly Fee”) of $18,750. For services rendered by Bristol Capital, LLC prior to entering into the Bristol Consulting Agreement, the Company will pay Bristol Capital, LLC the Monthly Fee, pro-rated, for the time between September 1, 2016 and December 29, 2016. Bristol Capital, LLC may also receive an annual bonus as determined by the Compensation Committee of the Board and approved by the Board.

In addition, the Company will grant to Bristol Capital, LLC options to purchase up to an aggregate of 600,000 shares of the Company’s common stock, par value $0.0001 per share, in accordance with the following vesting schedule and at the applicable exercise prices therein:

(i) 75,000 options to purchase shares of the Company’s common stock, such options vesting upon the Effective Date and expiring on December 29, 2021, at an exercise price of $0.50 per share;

(ii) 75,000 options to purchase shares of the Company’s common stock, such options vesting on December 31, 2016 and expiring on December 29, 2021, at an exercise price of $0.50 per share;

(iii) 75,000 options to purchase shares of the Company’s common stock, such options vesting on March 31, 2017 and expiring on December 29, 2021, at an exercise price of $0.55 per share;

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(iv) 75,000 options to purchase shares of the Company’s common stock, such options vesting on June 30, 2017 and expiring on December 29, 2021, at an exercise price of $0.55 per share;

(v) 75,000 options to purchase shares of the Company’s common stock, such options vesting on September 30, 2017 and expiring on December 29, 2021, at an exercise price of $0.55 per share;

(vi) 75,000 options to purchase shares of the Company’s common stock, such options vesting on December 31, 2017 and expiring on December 29, 2021, at an exercise price of $0.60 per share;

(vii) 75,000 options to purchase shares of the Company’s common stock, such options vesting on March 31, 2018 and expiring on December 29, 2021, at an exercise price of $0.60 per share; and

(viii) 75,000 options to purchase shares of the Company’s common stock, such options vesting on June 30, 2018 and expiring on December 29, 2021, at an exercise price of $0.60 per share.

During the year ended December 31, 2017, we utilized outsourced marketing support from a company affiliated with ROAR, a Beverly Hills-based management and consulting company that focuses on media and entertainment and provides comprehensive management services for its clients, including talent and brand management, managing partnerships, strategic alliances and marketing strategies that engage consumers through entertainment, music and lifestyle experiences. Roar is partially owned by a member of the Board. We had expenses of $7,500 and $5,809 during the years ended December 31, 2017 and 2016. As of December 31, 2017 and 2016, the outstanding liability due to ROAR was $2,250 and $0, respectively.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information within our knowledge with respect to the beneficial ownership of our common stock as of April 30, 2018, for:

●	our directors;
●	each Named Executive Officer;
●	each person or group of affiliated persons whom we know to beneficially own more than 5% of our common stock; and
●	all of our directors, director nominees and executive officers as a group.

Beneficial ownership and percentage ownership are determined in accordance with the Commission’s rules. In computing the number of shares a person beneficially owns and the corresponding percentage ownership of that person, shares of common stock underlying options and warrants that are exercisable within 60 days of April 30, 2018, are considered to be outstanding. The shares underlying these options and warrants are considered to be outstanding for purposes of calculating the percentage ownership of the person, entity or group that holds those options or warrants but are not considered to be outstanding for purposes of calculating the percentage ownership of any other person, entity or group. To our knowledge, except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in the table below have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. The table is based on 68,535,036 shares of our common stock outstanding as of April 30, 2018. The address for those individuals for which an address is not otherwise indicated is: c/o Wizard Entertainment, Inc., 662 N. Sepulveda Blvd., Suite 300, Los Angeles, California 90049.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares		Percentage of Class
Directors and Named Executive Officers

John D. Maatta	900,000	(1)	1%
Chief Executive Officer, President, Director

Paul L. Kessler	82,962,126	(2)	79%
Executive Chairman
Bristol Investment Fund, Ltd Bristol Capital, LLC Bristol Capital Advisors Profit Sharing Plan

Michael Breen	-		*
Director

Jordan Schur	-		*
Director

Greg Suess	385,053	(3)	*
Director

All executive officers and directors as a group	84,247,179		80%

*	Less than 1% of the outstanding common stock

(1)	Includes shares issuable upon exercise of an option for 1,100,000 shares of common stock, of which approximately 900,000 have vested.
(2)	The total consists of: (i) 47,728,792 shares of commons stock owned by Bristol, (ii) 375,000 shares owned by Bristol Capital, (iii) 78,700 shares owned by Mr. Kessler, and (iv) 550,000 shares owned by Bristol Capital Advisors Profit Sharing Plan (“BCA PSP”). This total includes shares issuable upon exercise of an option for 600,000 shares of common stock, of which approximately 525,000 shares have vested. This total includes shares issuable upon exercise of options for 450,000 shares of common stock, of which [all] shares have vested. This total includes shares issuable upon exercise of a warrant for 16,666,667 shares of common stock, of which [all] shares have vested. This total includes shares issuable upon exercise of a convertible note for 16,666,667 shares of common stock, of which [all] shares have vested. Mr. Kessler, as manager of the investment advisor to Bristol, manager of Bristol Capital, and manager of BCA PSP, has the power to vote and dispose of the shares owned by Bristol, Bristol Capital, and BCA PSP, as well as the shares owned my Mr. Kessler himself. Mr. Kessler disclaims beneficial ownership of the Shares owned by Bristol.
(3)	Includes shares issuable upon exercise of an option for 300,000 shares of common stock, of which[__] have vested.

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PRINCIPAL ACCOUNTANT FEES AND SERVICES

Change in Auditor

Effective on December 19, 2017, we dismissed Rosenberg Rich Baker Berman & Company (“RRBB”) as our independent registered public accounting firm.

RRBB’s report on the financial statements for the fiscal years ended December 31, 2016 and 2015, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2016 and 2015, and in the subsequent interim periods through December 19, 2017, the date of dismissal of RRBB, there were no disagreements with RRBB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RRBB, would have caused them to make reference to the subject matter of the disagreements in its reports on the financial statements for such year. During the fiscal years ended December 31, 2016 and 2015, and in the subsequent interim period through December 19, 2017, the date of dismissal of RRBB, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. RRBB provided us with a letter, dated December 28, 2017, addressed to the Commission stating that it agreed with the above disclosure. The change in auditors was approved by our Board of Directors.

The Company’s current independent registered public accounting firm, MaughanSullivan LLC (“Maughan”), was engaged effective December 26, 2017.

During the fiscal year ended December 31, 2016, and the subsequent interim period prior to the engagement of Maughan, we did not consult Maughan regarding (i) the application of accounting principles to any specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on our financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) of Regulation S-K or a reportable event (as defined in Item 304(a)(1)(v)) of Regulation S-K.

Audit Fees

The Company’s former independent registered public accounting firm, RRBB, was engaged on February 16, 2016. The aggregate fees billed by RRBB for the audit or review of the Company’s financial statements for the fiscal year ended December 31, 2017 and 2016 was $35,500 and $42,000, respectively.

The Company’s current independent registered public accounting firm, Maughan, was engaged on December 17, 2017. The aggregate fees billed by Maughan for the audit of the Company’s financial statements for the fiscal year ended December 31, 2017 and 2016 were $19,500 and $0, respectively

Audit Related Fees

RRBB did not bill the Company any amounts for assurance and related services that were related to its audit or review of the Company’s financial statements during the fiscal years ended December 31, 2017 and 2016.

Maughan did not bill the Company any amounts for assurance and related services that were related to its audit or review of the Company’s financial statements during the fiscal years ended December 31, 2017 and 2016.

Tax Fees

The aggregate fees billed by RRBB for tax compliance, advice and planning was $15,800 for the fiscal year ended December 31, 2016.

The aggregate fees billed by Maughan for tax compliance, advice and planning was $0 for the fiscal year ended December 31, 2017.

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All Other Fees

RRBB did not bill the Company for any products and services other than the foregoing during the fiscal year ended December 31, 2017 and 2016.

Maughan did not bill the Company for any products and services other than the foregoing during the fiscal year ended December 31, 2017 and 2016.

SHAREHOLDER COMMUNICATIONS

The Board of Directors of the Company has not adopted a formal procedure that shareholders must follow to send communications to it. The Board of Directors does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board of Directors in writing, to Wizard Entertainment, Inc., 662 N. Sepulveda Blvd., Suite 300, Los Angeles, California 90049, Attention: Board of Directors.

FUTURE SHAREHOLDER PROPOSALS

Rule 14a-8 under the Securities Exchange Act of 1934, as amended, addresses when a company must include a shareholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of shareholders. Under Rule 14a-8, proposals that shareholders intend to have included in the Company’s proxy statement and form of proxy for the 2019 Annual Meeting of Shareholders must be received by the Company no later than [__], 20182.

If a shareholder desires to bring a matter before an annual or special meeting and the proposal is submitted outside the process of Rule 14a-8 must follow the procedures set forth in the Company’s Restated Bylaws. A copy of the Company’s Restated Bylaws setting forth the requirements for the nomination of director candidates by shareholders and the requirements for proposals by shareholders is attached as Exhibit B, and also may be obtained from the Company’s Secretary at the address indicated on the first page of this Information Statement.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K AND HOUSEHOLDING

A copy of the Company’s Annual Report on Form 10-K as filed with the SEC is available upon written request and without charge to shareholders by writing to the Company c/o Secretary, 662 N. Sepulveda Blvd., Suite 300, Los Angeles, California 90049 or by calling telephone number (310) 648-8410.

In certain cases, only one Annual Report and Information Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders at that address. The Company will undertake to deliver promptly upon written or oral request a separate copy of the Annual Report or Information Statement, as applicable, to a shareholder at a shared address to which a single copy of such documents was delivered. Such request should also be directed to the Secretary of the Company at the address or telephone number indicated in the previous paragraph. In addition, shareholders sharing an address can request delivery of a single copy of Annual Reports or Information Statements if they are receiving multiple copies of Annual Reports or Information Statements by directing such request to the same mailing address.

2 NTD: Subject to determination of mailing date.

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Additional Information

We file annual, quarterly and current reports, and other information with the SEC. Copies of the reports and other information may be read and copied at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549 on official business days during the hours of 10:00 a.m. to 3:00 p.m. Eastern Time. You can request copies of such documents by writing to the SEC and paying a fee for the copying cost. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

This Information Statement was filed with the SEC. For further information you may:

●	read a copy of this Information Statement, including the exhibits, without charge at the SEC’s Public Reference Room; or

●	obtain a copy of this Information Statement from the SEC upon payment of the fees prescribed by the SEC.

You also may access our filings on our website at https://wizardworld.com/investor-relations. We do not incorporate the information on our website into this Information Statement and you should not consider any information on, or that can be accessed through, our website as part of this Information Statement.

29

Exhibit A

Amended and Restated Certificate of Incorporation

of

Wizard Entertainment, Inc.,

a Delaware corporation

The undersigned, John D. Maatta, hereby certifies that:

1.	He is the duly elected and acting Chief Executive Officer and President of Wizard Entertainment, Inc., a Delaware corporation.

2.	The Certificate of Incorporation of this corporation was originally filed with the Secretary of State of the State of Delaware on May 2, 2001, as thereafter amended.

3.	The Certificate of Incorporation of this corporation shall be amended and restated to read in full as follows:

Article I

The name by which the corporation is to be known is Wizard Entertainment, Inc. (the “Corporation”).

Article II

The address of the Corporation’s registered office in the State of Delaware and the County of Kent is [1675 South State Street, Suite B, Dover, DE 19901]. The name of its registered agent at such address is [Capitol Services, Inc.]. The Corporation may have such other offices, either within or without the State of Delaware, as the Board of Directors of the Corporation (the “Board of Directors”) may designate or as the business of the Corporation may from time to time require.

Article III

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware, as from time to time amended.

Article IV

(A) Classes of Stock. The total number of shares of all classes of stock which the Corporation shall have authority to issue is [__] shares, consisting of (a) [__] shares of common stock, par value $0.0001 per share (the “Common Stock”), and (b) [__] shares of preferred stock, par value $0.0001 per share (the “Preferred Stock”).

Upon filing and effectiveness (the “Effective Time”) of this Amended and Restated Certificate of Incorporation pursuant to the General Corporation Law of the State of Delaware, each [__] shares of Common Stock issued and outstanding or held in treasury immediately prior to the Effective Time shall automatically be combined into one validly issued, fully paid and non-assessable share of Common Stock without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (such combination, the “Reverse Stock Split”). No fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split and the number of Common Stock to be issued shall be rounded up to the nearest whole share. After the Effective Time, each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) Old Certificate that has not been surrendered shall represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, including fractional share interests as described above. Notwithstanding anything to the contrary in the Corporation’s bylaws, at all times that the Corporation’s shares are listed on a national stock exchange, the shares of capital stock of the Corporation shall comply with all direct registration system eligibility requirements established by such exchange, including any requirement that shares of the Corporation’s capital stock be eligible for issue in book-entry form. All issuances and transfers of shares of the Corporation’s capital stock shall be entered on the books of the Corporation with all information necessary to comply with such direct registration.

(B) Rights, Preferences and Restrictions of Preferred Stock. The first series of Preferred Stock shall be designated “Series A Preferred Stock” and shall consist of [__] ([______]) shares. Each share of Series A Preferred Stock shall have a stated value equal to $1,000, subject to increase set forth in Section [___] below (the “Stated Value”). The remaining shares of Preferred Stock shall be undesignated.

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The rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock are as set forth below in this Article IV(B).

1. Dividend Provisions.

(a) Dividends. The Corporation shall pay a cumulative dividend on each share of Series A Preferred Stock issued and outstanding at the rate of twelve percent (12%) per annum on the Stated Value then in effect (as defined in Section 2(a) below) (a “Dividend”), payable quarterly on January 1, April 1, July 1 and October 1 (each, a “Dividend Payment Date”), beginning on the first such date after the first issuance of a share or fraction of a share of the Series A Preferred Stock (the “Original Issue Date”). The Dividend shall be paid in cash, shares of Common Stock or a combination thereof, at the election of the Corporation in its sole discretion. In the event the Corporation elects to pay the Dividend in shares of common stock (the “Dividend Shares”), the Corporation shall deliver to the holders such number of shares of Common Stock equal to the Dividend divided by the lesser of (i) the product of (y) the Conversion Price then in effect multiplied by (x) the Stated Value and (ii) 70% of the lesser of (x) the average of the VWAPs for the 20 consecutive trading days ending on the trading day that is immediately prior to the applicable Dividend Payment Date or (y) the average of the VWAPs for the 20 consecutive trading days ending on the trading day that is immediately prior to the date the applicable Dividend Shares are issued and delivered if such delivery is after the Dividend Payment Date. In addition to the foregoing, the holders of Preferred Stock shall participate in all dividends and other distributions (other than stock dividends in the nature of a stock split or the like, to the extent adjusted for elsewhere herein, and repurchases of securities by the Corporation not made on a pro rata basis) that are declared and paid on Common Stock on the same basis as if each share of Preferred Stock had been converted into the largest number of shares of Common Stock into which each share of Preferred Stock, as the case may be, may be converted pursuant to Section 3 of Article IV(B) on the record date established for the declaration of such dividends.

(b) Dividends Paid In Shares. Dividends may be paid in Dividend Shares only if, at the time of payment, the Corporation has not announced a transaction, the consummation of which would be considered a Deemed Liquidation Event, and the trading volume of the Corporation exceeds $100,000 for 20 consecutive trading days.

(c) Dividend Calculations. Dividends on the Preferred Stock shall accrue commencing on the Original Issue Date, whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. Dividends shall cease to accrue with respect to any Preferred Stock converted, provided that the Corporation actually delivers the Conversion Shares (as defined below) within the time period required by Section 3 herein.

(d) Late Fee. All overdue accrued and unpaid Dividends to be paid hereunder shall entail a late fee at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law (the “Late Fees”) which shall accrue daily from the date such Dividends are due hereunder through and including the date of actual payment in full.

2. Liquidation.

(a) Payments to the Holders of Series A Preferred Stock. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (a “Liquidation Event”), the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock by reason of their ownership thereof, for each share held an amount equal to the Stated Value, plus unpaid dividends, if any. If, upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the preferential amount each such holder is otherwise entitled to receive pursuant to this Section 2(a).

(b) Remaining Assets. After the full preferential amounts due the holders of the Preferred Stock pursuant to Section 2(a) have been paid or set aside, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed to the holders of Common Stock ratably in proportion to the number of shares of Common Stock then held by each holder. Notwithstanding the above, for the purposes of determining the amount each holder of shares of Preferred Stock is entitled to receive with respect to a Liquidation Event, each such holder shall be deemed to have converted such holder’s shares of Preferred Stock immediately prior to the Liquidation Event if, as a result of an actual conversion, such holder would receive, in the aggregate, an amount greater than the amount that would be distributed to such holder if such holder did not convert such shares into Common Stock. If any such holder shall be deemed to have converted shares of Preferred Stock into Common Stock pursuant to the foregoing, then such holder shall not be entitled to receive any distribution that would otherwise be made to holders of Preferred Stock that have not converted.

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(c) Certain Acquisitions.

(i) Deemed Liquidation. For purposes of this Section 2, a Liquidation Event shall be deemed to occur upon the occurrence of any of (a) an acquisition after the Original Issue Date by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 33% of the voting securities of the Corporation, (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than 66% of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a three year period of more than one-half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the date hereof), or (e) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above (each, a “Deemed Liquidation Event”). The treatment of any particular transaction or series of related transactions as a Deemed Liquidation Event for purposes of this Section 2(c) may be waived by the vote, written consent or agreement of the holders of a majority of the outstanding shares of Preferred Stock, voting together as a single class on an as-converted basis.

(ii) Valuation of Consideration. In the event of a Deemed Liquidation Event, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

(A) Securities not subject to investment letter or other similar restrictions on free marketability:

(1) If traded on a national securities exchange, the value shall be based on a formula approved by the Board of Directors and derived from the closing prices of the securities on such exchange over a specified time period;

(2) If actively traded over-the-counter, the value shall be based on a formula approved by the Board of Directors and derived from the closing prices of the securities on the over-the-counter market over a specified time period; and

(3) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors.

(B) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a stockholder’s status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in Section 2(c)(ii)(A) to reflect the approximate fair market value thereof, as determined in good faith by the Board of Directors.

(iii) Notice of Transaction. The Corporation shall give each holder of record of Preferred Stock written notice of any impending transaction not later than ten (10) days prior to the stockholders’ meeting called to approve such transaction, or ten (10) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holders in writing of the final approval of such transaction. The first of such notices shall describe the material terms and conditions of the impending transaction and the provisions of this Section 2, and the Corporation shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than ten (10) days after the Corporation has given the first notice provided for herein or sooner than ten (10) days after the Corporation has given notice of any material changes provided for herein; provided, however, that such periods may be shortened or eliminated upon the vote, written consent or agreement of the holders of Preferred Stock, that are entitled to such notice rights or similar notice rights and that represent a majority of the voting power of all then outstanding shares of Preferred Stock, voting together as a single class.

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(iv) Effect of Noncompliance. In the event the requirements of this Section 2(c) are not complied with, the Corporation shall forthwith either cause the closing of the transaction to be postponed until such requirements have been complied with, or cancel such transaction, in which event the rights, preferences and privileges of the holders of the Preferred Stock shall revert to and be the same as such rights, preferences and privileges existing immediately prior to the date of the first notice referred to in Section 2(c)(iii) hereof.

3. Conversion. The holders of the Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

(a) Right to Convert. Subject to Section 3(b), each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of the Corporation or any transfer agent for such stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Stated Value by the Conversion Price, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial “Conversion Price” per share of Series A Preferred Stock shall be equal to the [$0.15][1] and shall be subject to adjustment as provided in Section 3(c) below. The holder shall effect conversions by delivering to the Corporation a Notice of Conversion (each, a “Notice of Conversion”) specifying therein the number of shares of Series A Preferred Stock to be converted and the date on which such conversion shall be effected (such date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is deemed delivered hereunder. The Corporation shall deliver the shares of Common Stock issuable upon conversion of the Series A Preferred Stock (the “Conversion Shares”) pursuant to the Notice of Conversion not later than the earlier of (i) three (3) trading days and (ii) the number of trading days comprising the Standard Settlement Period (as defined below) after each Conversion Date (the “Share Delivery Date”). As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of trading days, on the Corporation’s primary trading market with respect to the Common Stock as in effect on the date of delivery of the Notice of Conversion.

(b) Mechanics of Conversion. Before any holder of Preferred Stock shall be entitled to convert the same into shares of Common Stock, and to receive certificates therefor, such holder shall either (A) surrender the certificate or certificates therefor, duly endorsed, if any, at the office of the Corporation or of any transfer agent for the Preferred Stock or (B) notify the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and execute an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates, and shall give written notice to the Corporation at such office that such holder elects to convert the same.

(c) Adjustments to Conversion Price for Dilutive Issuances.

(i) Special Definitions. For purposes of this Section 3(c), the following definitions shall apply:

(A) “Original Issue Date” shall mean the date on which shares of Series A Preferred Stock are first issued by the Corporation.

(B) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Section 3(c)(ii) below, deemed to be issued) by the Corporation after the Original Issue Date, other than (each of the following, an “Excluded Issuance”):

(1) shares of Common Stock issued upon conversion of the Preferred Stock;

(2) shares of Common Stock issued or issuable to officers, directors or employees of, or consultants to, the Corporation pursuant to any stock option plan or agreement or other similar plan or agreement approved by the Board of Directors;

1 NTD: To be adjusted to reflect reverse split.

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(3) shares of Common Stock issued or issuable to landlords, equipment lessors, lenders or other financial institutions in a commercial transaction or arrangement approved by the Board of Directors;

(4) shares of Common Stock issuable upon exercise or conversion of any debenture, warrant, option or other convertible security outstanding prior to the Original Issue Date;

(5) shares issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested members of the Board of Directors, provided that such transactions is not primarily for the purpose of raising capital or to an entity whose primary business is investing in securities;

(6) shares for which an adjustment is made pursuant to Section 3(c)(v);

(7) Dividend Shares; or

(8) issuances deemed Excluded Issuances by the approval, written consent or agreement of holders of a majority of the Series A Preferred Stock.

(C) “Options” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire either Common Stock or Convertible Securities (as defined below).

(D) “Convertible Securities” shall mean any evidences of indebtedness, shares of Preferred Stock or other securities convertible into or exchangeable for Common Stock.

(ii) Deemed Issue of Additional Shares of Common Stock. In the event the Corporation at any time or from time to time after the Original Issue Date shall issue any Options[2] or Convertible Securities or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the following provisions shall apply:

(A) The maximum number of shares (as set forth in the instrument relating thereto without regard to any provisions contained therein for a subsequent adjustment of such number) of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities shall be deemed to be Additional Shares of Common Stock issued as of the time of the issuance of such Option or Convertible Security or, in case such a record date shall have been fixed, as of the close of business on such record date.

(B) Except as provided in paragraphs (C) and (D) below, no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common Stock upon the exercise of such Options or conversion or exchange of such Convertible Securities.

(C) If such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any change in the consideration payable to the Corporation or the number of shares of Common Stock issuable upon the exercise, conversion or exchange thereof (other than a change resulting from the antidilution provisions of such Options or Convertible Securities), the Conversion Price, as applicable, computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto) and any subsequent adjustments based thereon shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities; provided, however, that such recomputed Conversion Price shall not exceed the Conversion Price that would have been in effect had the original issuance of Options or Convertible Securities not been deemed to constitute an issuance of Additional Shares of Common Stock.

(D) Upon the expiration of any such Options or Convertible Securities, the Conversion Price to the extent in any way affected by or computed using such Options or Convertible Securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such Options or Convertible Securities.

2 Exclude employee and director options?

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(iii) Adjustment of Conversion Price for Dilutive Issuances. In the event the Corporation shall issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 3(c)(ii)) after the Original Issue Date without consideration or for a consideration per share less than the Conversion Price per share of Series A Preferred Stock in effect immediately prior to such issuance (such lower price, the “Base Conversion Price”), then the Conversion Price shall be reduced to a price (rounded to the nearest cent) equal to the Base Conversion Price

(iv) Determination of Consideration. For purposes of this Section 3(c), the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

(A) Cash and Property. Such consideration shall:

(1) insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof;

(2) insofar as it consists of property other than cash, be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors; and

(3) in the event Additional Shares of Common Stock are issued together with other securities or other assets of the Corporation for consideration that covers both, be the proportion of such consideration allocated to such Additional Shares of Common Stock, computed as provided in clauses (1) and (2) above, as determined in good faith by the Board of Directors.

(B) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Section 3(c)(ii) relating to Options and Convertible Securities shall be equal to:

(1) the total amount, if any, received or receivable by the Corporation as consideration for the issuance of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, divided by

(2) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

(C) Issuances for No Consideration. If the Corporation receives no consideration for Additional Shares of Common Stock, then the Corporation shall be deemed to have received an aggregate of $0.01 of consideration for all such Additional Shares of Common Stock issued or deemed to be issued.

(v) Other Adjustments to Conversion Price.

(A) Subdivisions, Combinations or Consolidations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided, combined or consolidated, by stock split, reverse stock split or similar event, into a greater or lesser number of shares of Common Stock after the Original Issue Date, the Conversion Price in effect immediately prior to such subdivision, combination or consolidation shall, concurrently with the effectiveness of such subdivision, combination or consolidation, be proportionately adjusted.

(B) Common Stock Dividends and Distributions. If, after the Original Issue Date, the Corporation at any time or from time to time issues, or fixes a record date for determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then in each such event, as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, the Conversion Price that is then in effect shall be decreased by multiplying the Conversion Price then in effect by a fraction, (x) the numerator of which is the number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (y) the denominator of which is the number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend or distribution is not paid in full on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this Section 3(c)(v)(B) to reflect the actual payment of such dividend or distribution.

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(C) Other Distributions. In case the Corporation shall distribute to holders of its Common Stock shares of its capital stock (other than shares of Common Stock and other than as otherwise subject to adjustment pursuant to this Section 3(c)), stock or other securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Corporation convertible into or exchangeable for Common Stock), or shall fix a record date for determination of holders of Common Stock entitled to receive such a distribution, then, in each such case, provision shall be made so that the holders of the Preferred Stock shall be entitled to receive, upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities, evidences of indebtedness, assets, options or rights, as applicable, that they would have received had their Preferred Stock been converted into Common Stock on the date of such event (or on the record date with respect thereto, if such record date is fixed) and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3 with respect to the rights of the holders of the Preferred Stock.

(D) Recapitalizations and Reorganizations. In the case of any capital recapitalization or reorganization (other than a subdivision, combination or other recapitalization provided for elsewhere in this Section 3 or a Deemed Liquidation Event provided for in Section 2), or the fixing of any record date for determination of holders of Common Stock affected by such recapitalization or reorganization, provision shall be made so that the holders of Preferred Stock shall be entitled to receive, upon conversion thereof, the type and number of shares of stock or other securities or property of the Corporation or otherwise that they would have received had their Preferred Stock been converted into Common Stock on the date of such event (or on the record date with respect thereto, if such record date is fixed) and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3 with respect to the rights of the holders of the Preferred Stock. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 to the end that the provisions of this Section 3 shall be applicable after the recapitalization or reorganization to the greatest extent practicable.

(vi) No Adjustment of Conversion Price. No adjustment in the Conversion Price shall be made as the result of the issuance or deemed issuance of Additional Shares of Common Stock if the Corporation receives approval, written consent or agreement from the holders of a majority of the then outstanding shares of Series A Preferred Stock, voting together as a single class, agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance of such Additional Shares of Common Stock.

(vii) Failure to Deliver Conversion Shares. If, in the case of any Notice of Conversion, such Conversion Shares are not delivered to or as directed by the applicable holder by the Share Delivery Date, the holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such Conversion Shares, to rescind such Conversion, in which event the Corporation shall promptly return to the holder any original Series A Preferred Stock certificate delivered to the Corporation and the holder shall promptly return to the Corporation the Conversion Shares issued to such holder pursuant to the rescinded Conversion Notice.

(viii) Obligation Absolute; Partial Liquidated Damages. The Corporation’s obligations to issue and deliver the Conversion Shares upon conversion of the Series A Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the holder to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by the holder or any other Person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to the holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action the Corporation may have against the holder. If the Corporation fails for any reason to deliver to the holder such Conversion Shares pursuant to Section 3(c) by the Share Delivery Date, the Corporation shall pay to the holder, in cash, as liquidated damages and not as a penalty, for each share of Series A Preferred Stock being converted, $10 per trading day (increasing to $20 per trading day on the fifth (5th) trading day after such liquidated damages begin to accrue) for each trading day after such Share Delivery Date until such Conversion Shares are delivered or holder rescinds such conversion.

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(d) No Fractional Shares and Certificate as to Adjustments.

(i) No fractional shares shall be issued upon the conversion of any share or shares of the Preferred Stock and the number of shares of Common Stock to be issued shall be rounded down to the nearest whole share. The number of shares issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

(ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 3, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price then in effect for the Series A Preferred Stock, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

(e) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or any other right, the Corporation shall mail to each holder of Preferred Stock, at least five (5) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; provided, however, that such notice period may be shortened upon the vote, written consent or agreement of holders of Preferred Stock that are entitled to such notice rights or similar notice rights and that represent a majority of the voting power of all then outstanding shares of Preferred Stock voting together as a single class.

(f) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to this Amended and Restated Certificate of Incorporation.

(g) Notices. Any notice required by the provisions of this Section 3 to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at its address appearing on the books of the Corporation. Notice may also be given by any other reliable or generally accepted means, including by facsimile or other electronic transmission or by a nationally recognized overnight courier service, provided, that if notice is to be given by facsimile or other electronic transmission, this Corporation must comply with the requirements of Section 232 of the Delaware General Corporation Law.

4. Voting Rights. The holder of each share of Series A Preferred Stock shall have the number of votes per share equal to the product of (i) the Stated Value multiplied by (ii) the quotient of (x) the Conversion Price then in effect divided by (y) the average closing price per share of the Common Stock on our principal market for the five consecutive trading days immediately prior to such vote, and with respect to such votes, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders’ meeting in accordance with the Bylaws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock, held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

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5. Protective Provisions.

(a) At any time when shares of Series A Preferred Stock are outstanding, except where the vote or written consent of the holders of a greater number of shares of Series A Preferred Stock is required by law or by the Certificate of Incorporation, and in addition to any other vote required by law or the Certificate of Incorporation, without the written consent of the holders of at least a majority of the votes represented by the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, the Corporation will not:

(i) amend, alter or repeal any provision of, or add any provision to, this Certificate of Incorporation (by means of amendment or by merger, consolidation or otherwise), or the Corporation’s Bylaws, to change the rights of the Series A Preferred Stock;

(ii) create or authorize the creation of any additional class or series of shares of stock which ranks senior to the Series A Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or increase the authorized amount of any additional class or series of shares of stock which ranks senior to such Series A Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation, or create or authorize any obligation or security convertible into shares of any series of Series Preferred Stock or into shares of any other class or series of stock which ranks senior to such Series A Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation, whether any such creation, authorization or increase shall be by means of amendment to this Certificate of Incorporation or by merger, consolidation or otherwise;

(iii) create, or authorize the creation of, or issue, or authorize the issuance of, any debt security of the Corporation which by its terms is convertible into or exchangeable for any equity security of the Corporation, if such equity security ranks senior to the Series A Preferred Stock as to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Corporation;

(iv) issue shares of Common Stock which issuance would result in the Company having and insufficient number of shares of Common Stock necessary to deliver upon the conversion of the Series A Preferred Stock in full;

(v) purchase or redeem, or set aside any sums for the purchase or redemption of, or pay any dividend or make any distribution on, any shares of stock other than the Series A Preferred Stock, except for dividends or other distributions payable on the Common Stock solely in the form of additional shares of Common Stock and other than shares of Common Stock repurchased from employees, advisors, officers, directors or consultants or service providers of the Company at the original purchase price thereof; or

(vi) permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Sections 5(a)(i) through 5(a)(v), purchase or otherwise acquire such shares at such time and in such manner.

6. Redemption.

(a) Optional Redemption at Election of Corporation. Subject to the provisions of this Section 6(a), at any time after the Original Issue Date and subject to the approval of the disinterested directors of the Corporation, the Corporation may deliver a notice to the holders of Series A Preferred Stock (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional Redemption Notice Date”) of its irrevocable election to redeem some or all of the then outstanding Series A Preferred Stock for cash in an amount equal to the Optional Redemption Amount (as hereinafter defined) on the 20th business day following the Optional Redemption Notice Date (such date, the “Optional Redemption Date”, such 20 business day period, the “Optional Redemption Period” and such redemption, the “Optional Redemption”). The Optional Redemption Amount is payable in full on the Optional Redemption Date. The Corporation’s determination to pay an Optional Redemption in cash shall be applied ratably to all of the holders of the then outstanding Series A Preferred Stock. “Optional Redemption Amount” means the sum of (i) the product of (x) 130% of the Stated Value and (y) the number of shares of Series A Preferred Stock to be redeemed and (ii) any unpaid Dividends.

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(b) Redemption Procedure. The payment of cash pursuant to an Optional Redemption shall be payable on the Optional Redemption Date. If any portion of the payment pursuant to an Optional Redemption shall not be paid by the Corporation by the applicable due date, interest shall accrue thereon at an interest rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law until such amount is paid in full. Notwithstanding anything herein contained to the contrary, if any portion of the Optional Redemption Amount remains unpaid after such date, the holder may elect, by written notice to the Corporation given at any time thereafter, to invalidate such Optional Redemption, ab initio, and, with respect to the Corporation’s failure to honor the Optional Redemption, the Corporation shall have no further right to exercise such Optional Redemption. Notwithstanding anything to the contrary in this Section 6, the Corporation’s determination to redeem in cash or its elections under Section 6(b) shall be applied ratably among the holders of Series A Preferred Stock. The holders may elect to convert their shares pursuant to Section 3 prior to actual payment in cash for any redemption under this Section 6 by the delivery of a Notice of Conversion to the Corporation.

7. Status of Converted Stock. In the event any shares of Preferred Stock shall be converted pursuant to Section 3 hereof, the shares so converted shall be cancelled and shall not be issuable by the Corporation. This Amended and Restated Certificate of Incorporation of the Corporation shall be appropriately amended to effect the corresponding reduction in the Corporation’s authorized capital stock.

(a) Undesignated Preferred Stock. The undesignated Preferred Stock may be issued from time to time in one or more series. The Board of Directors (or any committee to which it may duly delegate the authority granted in this Section (b) of Article IV) is hereby empowered to authorize the issuance from time to time of shares of Preferred Stock in one or more series, for such consideration and for such corporate purposes as the Board of Directors may from time to time determine, and by filing a certificate pursuant to applicable law of the State of Delaware (hereinafter referred to as a “Preferred Stock Designation”) as it presently exists or may hereafter be amended to establish from time to time for each such series the number of shares to be included in each such series and to fix the designations, powers, rights and preferences of the shares of each such series, and the qualifications, limitations and restrictions thereof to the fullest extent now or hereafter permitted by this Certificate of Incorporation and the laws of the State of Delaware, including, without limitation, voting rights (if any), dividend rights, dissolution rights, conversion rights, exchange rights and redemption rights thereof, as shall be stated and expressed in a resolution or resolutions adopted by the Board of Directors (or such committee thereof) providing for the issuance of such series of Preferred Stock. Each series of Preferred Stock shall be distinctly designated. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(i)	The designation of the series, which may be by distinguishing number, letter or title.

(ii)	The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding).

(iii)	The amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative.

(iv)	Dates at which dividends, if any, shall be payable.

(v)	The redemption rights and price or prices, if any, for shares of the series.

(vi)	The terms and amount of any sinking fund provided for the purchase or redemption of shares of the series.

(vii)	The amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

(viii)	Whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made.

(ix)	Restrictions on the issuance of shares of the same series or of any other class or series.

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8. The voting rights, if any, of the holders of shares of the series.

(C) Common Stock. The holders of outstanding shares of Common Stock shall have the right to vote on all questions to the exclusion of all other stockholders, each holder of record of Common Stock being entitled to one vote for each share of Common Stock standing in the name of the stockholder on the books of the Corporation, except as may be provided in this Certificate of Incorporation, in a Preferred Stock Designation (as hereinafter defined), or as required by law. Subject to the prior rights of holders of all classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of any assets of the Corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors. The Common Stock is not redeemable.

Article V

The term of existence of the Corporation is to be perpetual.

Article VI

The number of the directors of the Corporation shall be determined in the manner provided in the Bylaws of the Corporation.

Article VII

Each director shall serve until such director’s successor is duly elected and qualified or until such director’s death, resignation or removal. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

Article VIII

Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of record of 66 2/3 percent of the issued and outstanding capital stock of the Corporation authorized by law or by this Certificate of Incorporation to vote on such action, and such writing or writings are filed with the permanent records of the Corporation.

Article IX

Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, special meetings of stockholders for the transaction of such business as may properly come before the meeting may only be called by order of the Chairman of the Board of Directors, the Board of Directors (pursuant to a resolution adopted by a majority of the total number of directors that the Corporation would have if there were no vacancies) or the Chief Executive Officer of the Corporation, and shall be held at such date and time, within or without the State of Delaware, as may be specified by such order. If such order fails to fix such place, the meeting shall be held at the principal executive offices of the Corporation.

Article X

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the Bylaws of the Corporation, subject to the power of the stockholders of the Corporation to alter or repeal the Bylaws under applicable law as it presently exists or may hereafter be amended. Stockholders of the Corporation are authorized to make, alter and repeal the Bylaws of the Corporation only pursuant to Article XIV of the Bylaws of the Corporation.

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Article XI

A director of the Corporation shall not be personally liable either to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment or modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

Article XII

(a) Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person (a “Covered Person”) who was or is a party or is threatened to be made a party to, or is otherwise involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature (a “proceeding”), by reason of the fact that such Covered Person, or a person for whom he or she is the legal representative, is or was, at any time during which this Section (a) of Article XII is in effect (whether or not such Covered Person continues to serve in such capacity at the time any indemnification or payment of expenses pursuant hereto is sought or at the time any proceeding relating thereto exists or is brought), a director or officer of the Corporation, or has or had agreed to become a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent or in any other capacity while serving as a director, officer, trustee, employee or agent, against all liability and loss suffered (including, without limitation, any judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) and expenses (including attorneys’ fees), actually and reasonably incurred by such Covered Person in connection with such proceeding to the fullest extent permitted by law, and such indemnification shall continue as to a person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided however, that, except as provided in Section (b) of this Article XII, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Section (a) of Article XII and such rights as may be conferred in the Bylaws of the Corporation shall include the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred by a Covered Person in defending any such proceeding in advance of its final disposition, in accordance with the Bylaws of the Corporation. The rights conferred upon Covered Persons in this Section (a) of Article XII shall be contract rights that vest at the time of such person’s service to or at the request of the Corporation and such rights shall continue as to a Covered Person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators. The Corporation may, by action of the Board of Directors, provide indemnification to employees and agents of the Corporation with the same (or lesser) scope and effect as the foregoing indemnification of directors and officers.

(b) Right of Claimant to Bring Suit. In accordance with the Bylaws of the Corporation, if a claim for indemnification under Section (a) of this Article XII is not paid in full within sixty (60) days after a written claim has been received by the Corporation, the Covered Person making such claim may at any time thereafter file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.

(c) Non-Exclusivity of Rights. In accordance with the Bylaws of the Corporation, the right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred any Covered Person by Section (a) of this Article XII (i) shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation, the Bylaws, agreement, vote of stockholders or disinterested directors or otherwise and (ii) cannot be terminated by the Corporation, the Board of Directors or the stockholders of the Corporation with respect to a Covered Person’s service occurring prior to the date of such termination.

Article XIII

The Corporation may purchase and maintain insurance, at its expense, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was a director, officer, employee or agent of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability, expense or loss asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability, expense or loss under the provisions of the Bylaws of the Corporation or the General Corporation Law of the State of Delaware. To the extent that the Corporation maintains any policy or policies providing such insurance, each such person shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such person.

Article XIV

In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware as they presently exist or may hereafter be amended, subject to any limitations contained elsewhere in this Certificate of Incorporation, the Corporation may adopt, amend or repeal this Certificate of Incorporation; provided that Articles VI, VII, VIII, IX, X, XII and this Article XIV may only be amended or repealed by the affirmative vote of the holders of record of no less than 66 2/3% of the issued and outstanding shares of the capital stock of the Corporation entitled to vote at the meeting, present in person or by proxy.

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The foregoing Amended and Restated Certificate of Incorporation has been duly adopted by this Corporation’s Board of Directors and stockholders in accordance with the applicable provisions of Sections [228, 242 and 245] of the Delaware General Corporation.

IN WITNESS WHEREOF, Wizard Entertainment, Inc. has caused this Amended and Restated Certificate of Incorporation to be signed by its Chief Executive Officer and President this [__] day of [__], 2018.

John D. Maatta
Chief Executive Officer and President

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Exhibit B

Amended and Restated BYLAWS

of

Wizard Entertainment, Inc.

ARTICLE I

STOCKHOLDERS

SECTION 1. Annual Meetings.

The annual meeting of stockholders of Wizard World, Inc. (the “Corporation”) for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held each fiscal year at such date and time, within or without the State of Delaware, as the Board of Directors shall determine.

SECTION 2. Notice of Meetings.

Written notice of all meetings of the stockholders, stating the place, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the place at which the list of stockholders may be examined, and the purpose or purposes for which the meeting is to be held, shall be mailed or otherwise delivered (including pursuant to electronic transmission in the manner provided in Section 232 of the General Corporation Law of the State of Delaware, except to the extent prohibited by Section 232(e) of the General Corporation Law of the State of Delaware) to each stockholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days prior to the date of the meeting and shall otherwise comply with applicable law. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Corporation. Such further notice shall be given as may be required by law. If notice is given by electronic transmission, such notice shall be deemed to be given at the times provided in the General Corporation Law of the State of Delaware. Such further notice shall be given as may be required by law. Meetings may be held without notice if all stockholders entitled to vote are present, or if notice is waived by those not present in accordance with these Bylaws. Any previously scheduled meeting of the stockholders may be postponed, and (unless the Corporation’s Certificate of Incorporation otherwise provides) any special meeting of the stockholders may be cancelled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

SECTION 3. Quorum and Adjournment.

Except as otherwise provided by law or the Corporation’s Certificate of Incorporation, a quorum for the transaction of business at any meeting of stockholders shall consist of the holders of record of a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, present in person or by proxy, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum of such class or series for the transaction of such business. The Chairman of the meeting or a majority of the shares so represented may adjourn the meeting from time to time, whether or not there is such a quorum. No notice of the time and place of adjourned meetings need be given except as required by law. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

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SECTION 4. Organization.

Meetings of stockholders shall be presided over by the Chairman, or if none or in the Chairman’s absence the Presiding Director, or if none or in the Presiding Director’s absence, the Vice-Chairman, or if none or in the Vice-Chairman’s absence the Chief Executive Officer, or in the Chief Executive Officer’s absence a Vice-President, or, if none of the foregoing is present, by a chairman to be chosen by the stockholders entitled to vote who are present in person or by proxy at the meeting. The Secretary of the Corporation, or in the Secretary’s absence an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present, the presiding officer of the meeting shall appoint any person present to act as secretary of the meeting.

SECTION 5. Voting; Proxies; Required Vote.

(a) At each meeting of stockholders, every stockholder shall be entitled to vote in person or by proxy appointed by instrument in writing, subscribed by such stockholder or by such stockholder’s duly authorized attorney in fact (but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period), and, unless the Certificate of Incorporation provides otherwise, shall have one vote for each share of stock entitled to vote registered in the name of such stockholder on the books of the Corporation on the applicable record date fixed pursuant to these Bylaws. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, in all matters other than the election of directors, which shall be governed by Section 8 of this Article I, the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall be the act of the stockholders.

(b) When specified business is to be voted on by a class or series of stock voting as a class, the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class, unless otherwise provided in the Corporation’s Certificate of Incorporation.

SECTION 6. Inspectors.

The Board of Directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not so appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question or matter determined by such inspector or inspectors and execute a certificate of any fact found by such inspector or inspectors.

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SECTION 7. Notice of Stockholder Nominations and Other Business.

(a) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors, or (C) by any stockholder of the Corporation who (i) was a stockholder of record of the Corporation at the time the notice provided for in this Section 7 is delivered to the Secretary of the Corporation and at the time of the annual meeting, (ii) is entitled to vote at the meeting, and (iii) complies with the notice procedures set forth in this Section 7 as to such business or nomination. Clause (C) of the preceding sentence shall be the exclusive means for a stockholder to make nominations or submit other business (other than matters properly brought under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and included in the Corporation’s notice of meeting) before an annual meeting of stockholders.

(2) Without qualification or limitation, for any nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(1) of this Section 7, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business, other than the nominations of persons for election to the Board of Directors, must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day nor later than the close of business on the ninetieth (90th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

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(3) To be in proper form, a stockholder’s notice delivered pursuant to this Section 7 must set forth: (A) as to each person, if any, whom the stockholder proposes to nominate for election or reelection as a director (i) all information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in contested election, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected and (iii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; (B) if the notice relates to any business other than a nomination of a director or directors that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder; and (C) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, if any, (ii) (a) the class or series and number of shares of capital stock of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, (b) any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (c) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder has a right to vote any shares of any security of the Company, (d) any short interest in any security of the Company (for purposes of this By-law a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (e) any rights to dividends on the shares of the Corporation owned beneficially by such stockholder that are separated or separable from the underlying shares of the Corporation, (f) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner and (g) any performance-related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal between or among such stockholder and such beneficial owner, any of their respective affiliates or associates, and any others acting in concert with any of the foregoing, (iv) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (v) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination, and (vi) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. In addition, the stockholder’s notice with respect to the election of directors must include, with respect to each nominee for election or reelection to the Board of Directors, the completed and signed questionnaire, representation and agreement required by Section 9 of this Article I. The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director of the Corporation or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee. Notwithstanding the foregoing, the information required by clauses (a)(3)(C)(ii) and (a)(3)(C)(iii) of this Section 7 shall be updated by such stockholder and beneficial owner, if any, not later than 10 days after the record date for the meeting to disclose such information as of the record date.

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(4) Notwithstanding anything in the second sentence of paragraph (a)(2) of this Section 7 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 7 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (1) by or at the direction of the Board of Directors, or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who (i) is a stockholder of record of the Corporation at the time the notice provided for in this Section 7 is delivered to the Secretary of the Corporation and at the time of the special meeting, (ii) is entitled to vote at the meeting and upon such election, and (iii) complies with the notice procedures set forth in this Section 7 as to such nomination. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (a)(3) hereof with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by this By-law) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such special meeting, the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

(c) General.

(1) Only such persons who are nominated in accordance with the procedures set forth in this Section 7 or the Certificate of Incorporation shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such other business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 7. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the person presiding at the meeting of stockholders shall have the power and duty (A) to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 7 (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicited (or is part of a group which solicited) or did not so solicit, as the case may be, proxies in support of such stockholder’s nominee or proposal in compliance with such stockholder’s representation as required by clause (a)(3)(C)(v) of this Section 7) and (B) if any proposed nomination or other business was not made or proposed in compliance with this Section 7, to declare that such nomination shall be disregarded or that such proposed other business shall not be transacted. Notwithstanding the foregoing provisions of this Section 7, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or other business, such nomination shall be disregarded and such proposed other business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 7, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

(2) For purposes of this Section 7, “public announcement” shall mean disclosure in a press release reported by a national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

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(3) Notwithstanding the foregoing provisions of this Section 7, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 7; provided however, that any references in these Bylaws to the Exchange Act or the rules promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to this Section 7 (including clause (a)(1)(C) and paragraph (b) hereof), and compliance with clause (a)(1)(C) and paragraph (b) of this Section 7 shall be the exclusive means for a stockholder to make nominations or submit other business, as applicable (other than matters brought properly under and in compliance with Rule 14a-8 of the Exchange Act, as may be amended from time to time). Nothing in this Section 7 shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 of the Exchange Act or (B) of the holders of any class or series of stock having a preference over the common stock of the Corporation as to dividends or upon liquidation (“Preferred Stock”) to elect directors pursuant to any applicable provisions of the Certificate of Incorporation.

SECTION 8. Required Vote for Directors.

At any meeting of stockholders for the election of one or more directors at which a quorum is present, the election shall be determined by a plurality of the votes cast by the stockholders entitled to vote at the election.

SECTION 9. Submission of Questionnaire, Representation and Agreement.

To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Article I, Section 7 of these Bylaws) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (2) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law as it presently exists or may hereafter be amended, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation.

SECTION 10. Removal of Director.

Except as otherwise provided by law or the Certificate of Incorporation, and subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, the stockholders holding a majority of the shares then entitled to vote at an election of directors, acting at a duly called annual meeting or a duly called special meeting of the stockholders, at which there is a proper quorum and where notice has been provided in accordance with Section 7 of this Article I, may remove a director or directors of the Corporation only with cause. Vacancies in the Board of Directors resulting from such removal shall be filled in accordance with Section 12 of Article II.

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ARTICLE II

BOARD OF DIRECTORS

SECTION 1. General Powers.

The business, property and affairs of the Corporation shall be managed by, or under the direction of, the Board of Directors. In addition to the powers and authorities by these Bylaws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws required to be exercised or done by the stockholders.

SECTION 2. Qualification; Number; Term; Remuneration.

(a) Each director shall be at least 18 years of age. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The total number of directors that the Corporation would have if there were no vacancies (the “Whole Board”) shall be fixed from time to time exclusively by action of the Board of Directors, one of whom may be selected by the Board of Directors to be its Chairman.

(b) Each director shall be elected annually by the stockholders of the Corporation. Directors shall hold office until the next annual meeting and until their successors shall be duly elected and qualified. Except as provided in Section 12 of this Article II, each director shall be elected by the vote of a majority of the votes cast with respect to the director at any meeting for the election of directors at which a quorum is present, provided that if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors. For purposes of this Section, a “majority of votes cast” means that the number of shares voted “for” a director must exceed the number of votes cast against that director. [The Board shall establish procedures under which any director who is not elected shall tender his or her resignation to the Board. The Board will decide whether to accept or reject the resignation, or whether other action should be taken. The Board will publicly disclose its decision and the rationale behind it within ninety (90) days from the date of the certification of the election results. If, for any cause, the board of Directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.]

(c) Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and Directors who are not employees of the Corporation may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for committee service.

SECTION 3. Quorum and Manner of Voting.

Except as otherwise provided by law or in these Bylaws, a majority of the Whole Board shall constitute a quorum. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting from time to time to another time and place without notice. The vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. The directors present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough directors to leave less than a quorum.

SECTION 4. Places of Meetings.

Meetings of the Board of Directors may be held at any place within or without the State of Delaware, as may from time to time be fixed by resolution of the Board of Directors, or as may be specified in the notice of meeting.

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SECTION 5. Regular Meetings.

Regular meetings of the Board of Directors shall be held at such times and places as the Board of Directors shall from time to time by resolution determine. Notice need not be given of regular meetings of the Board of Directors held at times and places fixed by resolution of the Board of Directors.

SECTION 6. Special Meetings.

Special meetings of the Board of Directors shall be held whenever called by the Chairman of the Board, Presiding Director, Chief Executive Officer or by a majority of the directors then in office.

SECTION 7. Notice of Meetings.

A notice of the place, date and time and the purpose or purposes of each special meeting of the Board of Directors shall be given to each director by mail, personal delivery, electronic transmission or telephone at least two (2) days before the day of the meeting. Notice shall be deemed to be given at the time of mailing, but the said two (2) days’ notice need not be given to any director who consents in writing, whether before or after the meeting, or who attends the meeting without protesting prior thereto or at its commencement, the lack of notice to him.

SECTION 8. Chairman of the Board.

Except as otherwise provided by law, the Certificate of Incorporation, or in Section 9 of this Article II, the Chairman of the Board of Directors, if there be one, shall preside at all meetings of the Board of Directors and shall have such other powers and duties as may from time to time be assigned by the Board of Directors.

SECTION 9. Presiding Director.

If at any time the Chairman of the Board shall be an executive officer or former executive officer of the Corporation or for any reason shall not be an independent director, a Presiding Director shall be selected by the independent directors from among the directors who are not executive officers or former executive officers of the Corporation and are otherwise independent. If the Chairman of the Board of Directors is not present, the Presiding Director shall chair meetings of the Board of Directors. The Presiding Director shall chair any meeting of the independent Directors and shall also perform such other duties as may be assigned to the Presiding Director by these Bylaws or the Board of Directors.

SECTION 10. Organization.

At all meetings of the Board of Directors, the Chairman, or if none or in the Chairman’s absence or inability to act the Presiding Director, or if none or in the Presiding Director’s absence or inability to act, the Chief Executive Officer, or in the Chief Executive Officer’s absence or inability to act any Vice-President who is a member of the Board of Directors, or if none, or in such Vice-President’s absence or inability to act a chairman chosen by the directors, shall preside. The Secretary of the Corporation shall act as secretary at all meetings of the Board of Directors when present, and, in the Secretary’s absence, the presiding officer may appoint any person to act as secretary.

SECTION 11. Resignation.

Any director may resign at any time upon written notice to the Corporation and such resignation shall take effect upon receipt thereof by the Chief Executive Officer or Secretary, unless otherwise specified in the resignation.

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SECTION 12. Vacancies.

Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the Board of Directors otherwise determines, newly created directorships resulting from any increase in the authorized number of directors will be filled by a majority of the Board of Directors then in office, provided that a majority of the Whole Board of Directors, or a quorum, is present and any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause will be filled generally by the majority vote of the remaining directors in office, even if less than a quorum is present.

SECTION 13. Conference Telephone Meetings.

Members of the Board of Directors, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

SECTION 14. Action by Written Consent.

Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all the directors consent thereto in writing (which may be provided by electronic transmission), and such writing or writings are filed with the minutes of proceedings of the Board of Directors.

ARTICLE III

COMMITTEES

SECTION 1. Appointment.

From time to time the Board of Directors by a resolution adopted by a majority of the Whole Board may appoint any committee or committees for any purpose or purposes, to the extent lawful, which shall have powers as shall be determined and specified by the Board of Directors in the resolution of appointment. The Board shall have power at any time to fill vacancies in, to change the membership of, or to dissolve any such committee. Nothing herein shall be deemed to prevent the Board from appointing one or more committees consisting in whole or in part of persons who are not directors of the Corporation; provided, however, that no such committee shall have or may exercise any authority of the Board.

SECTION 2. Procedures, Quorum and Manner of Acting.

Each committee shall fix its own rules of procedure, and shall meet where and as provided by such rules or by resolution of the Board of Directors. Except as otherwise provided by law, the presence of a majority of the then appointed members of a committee shall constitute a quorum for the transaction of business by that committee, and in every case where a quorum is present the affirmative vote of a majority of the members of the committee present shall be the act of the committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not constituting a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Each committee shall keep minutes of its proceedings, and actions taken by a committee shall be reported to the Board of Directors.

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SECTION 3. Action by Written Consent.

Any action required or permitted to be taken at any meeting of any committee of the Board of Directors may be taken without a meeting if all the members of the committee consent thereto in writing (which may be provided by electronic transmission), and such writing or writings are filed with the minutes of proceedings of the committee.

SECTION 4. Term; Termination.

In the event any person shall cease to be a director of the Corporation, such person shall simultaneously therewith cease to be a member of any committee appointed by the Board of Directors.

ARTICLE IV

OFFICERS

SECTION 1. Election and Qualifications.

The Board of Directors shall elect the officers of the Corporation, which shall include a Chief Executive Officer and a Secretary, and may include, by election or appointment, one or more Vice-Presidents (any one or more of whom may be given an additional designation of rank or function), a Treasurer and such other officers as the Board may from time to time deem proper. Each officer shall have such powers and duties as may be prescribed by these Bylaws and as may be assigned by the Board of Directors or the Chief Executive Officer. Any two or more offices may be held by the same person.

SECTION 2. Term of Office and Remuneration.

The term of office of all officers shall be one year and until their respective successors have been elected and qualified, but any officer may be removed from office, either with or without cause, at any time by the Board of Directors. Any vacancy in any office arising from any cause may be filled for the unexpired portion of the term by the Board of Directors. The remuneration of all officers of the Corporation may be fixed by the Board of Directors or in such manner as the Board of Directors shall provide.

SECTION 3. Resignation; Removal.

Any officer may resign at any time upon written notice to the Corporation and such resignation shall take effect upon receipt thereof by the Chief Executive Officer or Secretary, unless otherwise specified in the resignation. Any officer shall be subject to removal, with or without cause, at any time by vote of a majority of the Whole Board.

SECTION 4. Chief Executive Officer.

The Chief Executive Officer shall have such duties as customarily pertain to that office. The Chief Executive Officer shall have general management and supervision of the property, business and affairs of the Corporation and over its other officers; may appoint and remove assistant officers and other agents and employees, other than officers referred to in Section 1 of this Article IV; and may execute and deliver in the name of the Corporation powers of attorney, contracts, bonds and other obligations and instruments.

SECTION 5. Vice-President.

A Vice-President may execute and deliver in the name of the Corporation contracts and other obligations and instruments pertaining to the regular course of the duties of said office, and shall have such other authority as from time to time may be assigned by the Board of Directors or the Chief Executive Officer.

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SECTION 6. Treasurer.

The Treasurer shall in general have all duties incident to the position of Treasurer and such other duties as may be assigned by the Board of Directors or the Chief Executive Officer.

SECTION 7. Secretary.

The Secretary shall in general have all the duties incident to the office of Secretary and such other duties as may be assigned by the Board of Directors or the Chief Executive Officer.

SECTION 8. Assistant Officers.

Any assistant officer shall have such powers and duties of the officer such assistant officer assists as such officer or the Board of Directors shall from time to time prescribe.

ARTICLE V

BOOKS AND RECORDS

SECTION 1. Location.

The books and records of the Corporation may be kept at such place or places within or outside the State of Delaware as the Board of Directors or the respective officers in charge thereof may from time to time determine. The record books containing the names and addresses of all stockholders, the number and class of shares of stock held by each and the dates when they respectively became the owners of record thereof shall be kept by the Secretary and by such officer or agent as shall be designated by the Board of Directors.

SECTION 2. Addresses of Stockholders.

Notices of meetings and all other corporate notices may be delivered (a) personally or mailed to each stockholder at the stockholder’s address as it appears on the records of the Corporation, or (b) any other method permitted by applicable law and rules and regulations of the Securities and Exchange Commission as they presently exist or may hereafter be amended.

SECTION 3. Fixing Date for Determination of Stockholders of Record.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

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(b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in this State, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by this chapter, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

(c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE VI

STOCK

SECTION 1. Stock; Signatures.

Shares of the Corporation’s stock may be evidenced by certificates for shares of stock or may be issued in uncertificated form in accordance with applicable law as it presently exists or may hereafter be amended. The Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution or the issuance of shares in uncertificated form shall not affect shares already represented by a certificate until such certificate is surrendered to the Corporation. Every holder of shares of stock in the Corporation that is represented by certificates shall be entitled to have a certificate certifying the number of shares owned by him in the Corporation and registered in certificated form. Stock certificates shall be signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, or the Chief Executive Officer or Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, representing the number of shares registered in certificate form. Any and all signatures on any such certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue. The name of the holder of record of the shares represented by certificated or uncertificated shares, with the number of such shares and the date of issue, shall be entered on the books of the Corporation.

SECTION 2. Transfers of Stock.

Transfers of shares of stock of the Corporation shall be made on the books of the Corporation after receipt of a request with proper evidence of succession, assignation, or authority to transfer by the record holder of such stock, or by an attorney lawfully constituted in writing, and in the case of stock represented by a certificate, upon surrender of the certificate. Subject to the foregoing, the Board of Directors may make such rules and regulations as it shall deem necessary or appropriate concerning the issue, transfer and registration of shares of stock of the Corporation, and to appoint and remove transfer agents and registrars of transfers.

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SECTION 3. Fractional Shares.

The Corporation may, but shall not be required to, issue certificates for fractions of a share where necessary to effect authorized transactions, or the Corporation may pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or it may issue scrip in registered or bearer form over the manual or facsimile signature of an officer of the Corporation or of its agent, exchangeable as therein provided for full shares, but such scrip shall not entitle the holder to any rights of a stockholder except as therein provided.

SECTION 4. Lost, Stolen or Destroyed Certificates.

The Corporation may issue a new certificate of stock or uncertificated shares in place of any certificate, theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Board of Directors may require the owner of any lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

ARTICLE VII

DIVIDENDS

Subject always to the provisions of law and the Certificate of Incorporation, the Board of Directors shall have full power to determine whether any, and, if any, what part of any, funds legally available for the payment of dividends shall be declared as dividends and paid to stockholders; the division of the whole or any part of such funds of the Corporation shall rest wholly within the lawful discretion of the Board of Directors, and it shall not be required at any time, against such discretion, to divide or pay any part of such funds among or to the stockholders as dividends or otherwise; and before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE VIII

RATIFICATION

Any transaction, questioned in any law suit on the ground of lack of authority, defective or irregular execution, adverse interest of director, officer or stockholder, non disclosure, miscomputation, or the application of improper principles or practices of accounting, may be ratified before or after judgment, by the Board of Directors or by the stockholders, and if so ratified shall have the same force and effect as if the questioned transaction had been originally duly authorized. Such ratification shall be binding upon the Corporation and its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

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ARTICLE IX

CORPORATE SEAL

The corporate seal shall have inscribed thereon the name of the Corporation and the year of its incorporation, and shall be in such form and contain such other words and/or figures as the Board of Directors shall determine. The corporate seal may be used by printing, engraving, lithographing, stamping or otherwise making, placing or affixing, or causing to be printed, engraved, lithographed, stamped or otherwise made, placed or affixed, upon any paper or document, by any process whatsoever, an impression, facsimile or other reproduction of said corporate seal.

ARTICLE X

FISCAL YEAR

The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE XI

WAIVER OF NOTICE

Whenever notice is required to be given by these Bylaws or by the Certificate of Incorporation or by law, the person or persons entitled to said notice may consent in writing, whether before or after the time stated therein, to waive such notice requirement. Notice shall also be deemed waived by any person who attends a meeting without protesting prior thereto or at its commencement, the lack of notice to him.

ARTICLE XII

BANK ACCOUNTS, DRAFTS, CONTRACTS, ETC.

SECTION 1. Bank Accounts and Drafts.

In addition to such bank accounts as may be authorized by the Board of Directors, the primary financial officer or any person designated by said primary financial officer, whether or not an employee of the Corporation, may authorize such bank accounts to be opened or maintained in the name and on behalf of the Corporation as he may deem necessary or appropriate, payments from such bank accounts to be made upon and according to the check of the Corporation in accordance with the written instructions of said primary financial officer, or other person so designated by the Treasurer.

SECTION 2. Contracts.

The Board of Directors may authorize any person or persons, in the name and on behalf of the Corporation, to enter into or execute and deliver any and all deeds, bonds, mortgages, contracts and other obligations or instruments, and such authority may be general or confined to specific instances.

SECTION 3. Proxies; Powers of Attorney; Other Instruments.

The Chairman, the Chief Executive Officer or any other person designated by either of them shall have the power and authority to execute and deliver proxies, powers of attorney and other instruments on behalf of the Corporation in connection with the rights and powers incident to the ownership of stock by the Corporation. The Chairman, the Chief Executive Officer or any other person authorized by proxy or power of attorney executed and delivered by either of them on behalf of the Corporation may attend and vote at any meeting of stockholders of any company in which the Corporation may hold stock, and may exercise on behalf of the Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting, or otherwise as specified in the proxy or power of attorney so authorizing any such person. The Board of Directors, from time to time, may confer like powers upon any other person.

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SECTION 4. Financial Reports. The Board of Directors may appoint the primary financial officer or other fiscal officer or any other officer to cause to be prepared and furnished to stockholders entitled thereto any special financial notice and/or financial statement, as the case may be, which may be required by any provision of law.

ARTICLE XIII

INDEMNIFICATION OF DIRECTORS AND OFFICERS

SECTION 1.

The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), any person (a “Covered Person”) who was or is a party or is threatened to be made a party to, or is otherwise involved in, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative in nature (a “proceeding”), by reason of the fact that such Covered Person, or a person for whom he or she is the legal representative, is or was, at any time during which these Bylaws are in effect (whether or not such Covered Person continues to serve in such capacity at the time any indemnification or payment of expenses pursuant hereto is sought or at the time any proceeding relating thereto exists or is brought), a director or officer of the Corporation, or has or had agreed to become a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, limited liability company, partnership, joint venture, employee benefit plan, trust, nonprofit entity or other enterprise, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent or in any other capacity while serving as a director, officer, trustee, employee or agent, against all liability and loss suffered (including, without limitation, any judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) and expenses (including attorneys’ fees), actually and reasonably incurred by such Covered Person in connection with such proceeding to the fullest extent permitted by law, and such indemnification shall continue as to a person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators, and the Corporation may enter into agreements with any such person for the purpose of providing for such indemnification. Except as provided in Section 3 of this Article XIII, the Corporation shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this Article XIII shall include the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred by a Covered Person in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within sixty (60) days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time (and subject to filing a written request for indemnification pursuant to Section 2 of this Article XIII); provided, however, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) shall be made only upon receipt of an undertaking by or on behalf of the Covered Person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that the Covered Person is not entitled to be indemnified by the Corporation for such expenses under this Article XIII or otherwise. The rights conferred upon Covered Persons in this Article XIII shall be contract rights that vest at the time of such person’s service to or at the request of the Corporation and such rights shall continue as to a Covered Person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of the indemnitee’s heirs, executors and administrators.

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SECTION 2.

To obtain indemnification under this Article XIII, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this Section 2 of Article XIII, a determination, if required by applicable law, with respect to the claimant’s entitlement thereto shall be made as follows: (a) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (b) if no request is made by the claimant for a determination by Independent Counsel, (1) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (2) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (3) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board of Directors unless there shall have occurred within two (2) years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a “Change of Control” as defined in the GenMark Diagnostics, Inc. 2010 Equity Incentive Plan, in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board of Directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within sixty (60) days after such determination.

SECTION 3.

If a claim for indemnification under Section 1 of this Article XIII is not paid in full within sixty (60) days after a written claim pursuant to Section 2 of this Article XIII has been received by the Corporation, the claimant may at any time thereafter file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

SECTION 4.

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred on any Covered Person by this Article XIII (a) shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of these Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise and (b) cannot be terminated by the Corporation, the Board of Directors or the stockholders of the Corporation with respect to a Covered Person’s service occurring prior to the date of such termination. However, notwithstanding the foregoing, the Corporation’s obligation to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, limited liability company, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such person has collected as indemnification from such other corporation, limited liability company, partnership, joint venture, trust, nonprofit entity, or other enterprise; and, in the event the Corporation has fully paid such expenses, the Covered Person shall return to the Corporation any amounts subsequently received from such other source of indemnification.

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SECTION 5.

Any repeal, amendment, alteration or modification of the provisions of this Article XIII that in any way diminishes, limits, restricts, adversely affects or eliminates any right of an indemnitee or his or her successors to indemnification, advancement of expenses or otherwise shall be prospective only and shall not in any way diminish, limit, restrict, adversely affect or eliminate any such right with respect to any actual or alleged state of facts, occurrence, action or omission then or previously existing, or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such actual or alleged state of facts, occurrence, action or omission.

SECTION 6.

This Article XIII shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and advance expenses to persons other than Covered Persons when and as authorized by the Board of Directors.

SECTION 7.

If any provision or provisions of this Article XIII shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (a) the validity, legality and enforceability of the remaining provisions of this Article XIII (including, without limitation, each portion of any paragraph of this Article XIII containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (b) to the fullest extent possible, the provisions of this Article XIII (including, without limitation, each such portion of any paragraph of this Article XIII containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

SECTION 8.

For purposes of this Article XIII:

(1) “Disinterested Director” means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

(2) “Independent Counsel” means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant’s rights under this Article XIII.

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SECTION 9.

Any notice, request or other communication required or permitted to be given to the Corporation under this Article XIII shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the Corporation and shall be effective only upon receipt by the Secretary.

ARTICLE XIV

FORUM FOR CERTAIN ACTIONS

Unless the Corporation consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the Delaware General Corporation Law or the Certificate of Incorporation or Bylaws, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine shall be a state or federal court located within the state of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIV.

ARTICLE XV

AMENDMENTS

The Board of Directors shall have power to adopt, amend or repeal these Bylaws. The stockholders of the Corporation shall have the power to adopt, amend or repeal these Bylaws at a duly called meeting of the stockholders; provided that notice of the proposed adoption, amendment or repeal was given in the notice of the meeting; provided, further, that, notwithstanding any other provisions of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, Sections 7, 8 and 10 of Article I, Sections 2 and 12 of Article II, Article XIII, Article XIV and this Article XV of these Bylaws may not be amended or repealed by the stockholders of the Corporation without the affirmative vote of the holders of no less than 66 2/3 percent of the issued and outstanding shares of the capital stock of the Corporation entitled to vote at the meeting, present in person or by proxy.

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Exhibit C

2016 Incentive Stock Award Plan

1.	Purpose of the Plan.

(a) This 2016 Incentive Stock and Award Plan (the “Plan”) is intended as an incentive to retain in the employ of and as directors, officers, consultants, attorneys, advisors and employees to Wizard World, Inc., a Delaware corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, attorneys, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

(b) It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options”.

(c) The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2.	Administration of the Plan.

(a) The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

(b) Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan, and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

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(c) In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3.	Designation of Optionees and Grantees.

(a) The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants, attorneys and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

(b) In the absence of any date specified, the Committee’s grant of Options or award of Restricted Stock, such grant shall be deemed to have been made effective on the first business day of each March, June, September or December of any calendar year, or on such other pre-determined dates as may be set by the Committee (the “Pre-Determined Grant Dates”). Notwithstanding the foregoing, the Committee may grant Options or award Restricted Stock to any employee, officer, director, consultant, attorney or advisor to the Company as an inducement to such person, in consideration for such person to enter into any agreement or to provide services to the Company, for prior services rendered to the Company, or for any other reason determined by the Committee for award, in its sole discretion other than on a Pre-Determined Grant Date.

4. Stock Reserved for the Plan. Subject to adjustment as provided in Section 8 hereof, a total of five million (5,000,000) shares of the Company’s common stock, par value $0.0001 per share (the “Stock”), shall be subject to the Plan. The maximum number of shares of Stock that may be subject to Options shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code, if qualification as performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of any Option or Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

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5. Terms and Conditions of Options. Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall be at least 100% of the Fair Market Value of such share of Stock on the date the Option is granted, unless the Committee, in its sole and absolute discretion, determines to set the purchase price of such Nonqualified Option below Fair Market Value. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means

(i)	the closing price on the final trading day immediately prior to the grant of the Stock on (x) the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed) or (y) on the NASDAQ Stock Market, OTC Markets or OTC Bulletin Board (if the shares of Stock are regularly listed or quoted on the NASDAQ Stock Market, OTC Markets or OTC Bulletin Board, as the case may be); or

(ii)	if not so listed or quoted, as applicable, the mean between the closing bid and asked prices of publicly traded shares of Stock on the over-the-counter market on the final trading day immediately prior to the grant of the Stock; or

(iii)	if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company on the final trading day immediately prior to the grant of the Stock. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed, as applicable.

(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than five (5) years after the date such Option is granted and, in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

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(c) Exercisability.

(i)	Subject to the terms of Section 5 hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable in equal amounts on each fiscal quarter of the Company through the four (4) year anniversary of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

(ii)	Upon the occurrence of a Change in Control (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

(iii)	For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a “Change in Control” shall be deemed to have occurred if:

(A)	a tender offer (or series of related offers) shall be made and consummated for the ownership of fifty percent (50%) or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than fifty percent (50%) of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

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(B)	the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than fifty percent (50%) of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(C)	the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than fifty percent (50%) of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(D)	a Person (as defined below) shall acquire fifty percent (50%) or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than fifty percent (50%) of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

(iv)	Notwithstanding Section 5(c)(iii) above, if Change in Control, Change of Control, or another term with substantially the same meaning is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change in Control shall have the meaning ascribed to it in such employment agreement.

(v)	For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

(d) Method of Exercise. Options, to the extent then exercisable, may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

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(e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; due to his or her inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; provided, however, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement.

(h)	Termination by Reason of Retirement.

(i) Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal Retirement or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter

(ii) For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

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(i) Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal Retirement or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for Cause (as defined below) any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of the Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or any Subsidiary of the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that Cause shall not include any act of commission or omission in the good faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

(ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for Cause or resigns as a director, officer or employee for Good Reason, the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; whichever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Good Reason” shall exist upon the occurrence of the following:

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(A)	the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)	a Change in Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change in Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; or

(C)	the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

(iii) Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6. Terms and Conditions of Restricted Stock. Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change in Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below;

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award;

(c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant;

(d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock;

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(e) Change in Control. Upon the occurrence of a Change in Control as defined in Section 5(c) above, the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee in its sole discretion; or

(f) Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7. Term of Plan. No Option or award of Restricted Stock shall be granted pursuant to the Plan on or after the date which is five (5) years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

8.	Capital Change of the Company.

(a) In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

(b) The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9. Purchase for Investment/Conditions. Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that such person is acquiring the securities for such person’s own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

10. Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

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(c) If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days thereof.

11. Effective Date of Plan. The Plan shall be effective on August 12, 2016; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than December 31, 2016, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to stockholder approval set forth in Section 162(m) of the Code are satisfied.

12. Amendment and Termination.

(a) The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company, would:

(i)	materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(ii)	materially increase the benefits accruing to the Participants under the Plan;

(iii)	materially modify the requirements as to eligibility for participation in the Plan;

(iv)	decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof;

(v)	extend the term of any Option beyond that provided for in Section 5(b); or

(vi)	except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options.

(b) Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

(c) It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”), as applicable, and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules. If the timing of any distribution under this Plan would result in the imposition of tax penalties under Code Section 409A, (i) then such distribution will be made at the earliest date after the specified payment date on which that distribution can be effected without resulting in such tax penalties; (ii) the Company shall have no authority to accelerate any payment hereunder except as permitted under Code Section 409A and regulations thereunder; and (iii) any rights of any Participant or retained authority of the Company with respect to awards hereunder shall be automatically modified and limited to the extent necessary so that no Grantee will be deemed to be in constructive receipt of income relating to the deferrals nor subject to any penalty under Code Section 409A.

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13. Government Regulations. The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14. General Provisions.

(a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants, attorneys or advisors at any time.

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

(d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

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(e) Transferability in accordance with SEC Release No. 33-7646 entitled “Registration of Securities on Form S-8,” as effective April 7, 1999. Notwithstanding anything to the contrary as may be contained in this Plan regarding rights as to transferability or lack thereof, all options granted hereunder may and shall be transferable to the extent permitted in accordance with SEC Release No. 33-7646 entitled “Registration of Securities on Form S-8,” as effective April 7, 1999, and in particular in accordance with that portion of such Release which expands Form S-8 to include stock option exercised by family members so that the rules governing the use of Form S-8 (i) do not impede legitimate intra-family transfer of options and (ii) may facilitate transfer for estate planning purposes, all as more specifically defined in Article III, Sections A and B thereto, the contents of which are herewith incorporated by reference.

15. Non-Uniform Determinations. The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16. Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Delaware without giving effect to principles of conflicts of laws, and applicable federal law.

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